i Exhibit 4.2 PLANET FITNESS MASTER ISSUER LLC, as Master Issuer, and CITIBANK, N.A., as Trustee and Series 2024-1 Securities Intermediary SERIES 2024-1 SUPPLEMENT Dated as of June 12, 2024 to AMENDED AND RESTATED BASE INDENTURE Dated as of February 10, 2022 $425,000,000 Series 2024-1 5.765% Fixed Rate Senior Secured Notes, Class A-2-I $375,000,000 Series 2024-1 6.237% Fixed Rate Senior Secured Notes, Class A-2-II

ii TABLE OF CONTENTS Page PRELIMINARY STATEMENT .................................................................................................... 1 DESIGNATION ............................................................................................................................. 1 ARTICLE I DEFINITIONS ........................................................................................................... 1 ARTICLE II SERIES 2024-1 ALLOCATIONS; PAYMENTS ..................................................... 2 Section 2.1 Allocations with Respect to the Series 2024-1 Notes ..................................2 Section 2.2 Interim Allocation Date Applications; Quarterly Payment Date Applications .................................................................................................2 Section 2.3 Certain Distributions from the Series 2024-1 Class A-2 Distribution Account and the Collection Account .......................................2 Section 2.4 Series 2024-1 Class A-2 Interest..................................................................3 Section 2.5 Payment of Series 2024-1 Note Principal ....................................................4 Section 2.6 Series 2024-1 Class A-2 Distribution Account ..........................................11 Section 2.7 Trustee as Securities Intermediary .............................................................11 Section 2.8 Manager .....................................................................................................13 Section 2.9 Replacement of Ineligible Accounts ..........................................................13 ARTICLE III FORM OF SERIES 2024-1 NOTES ...................................................................... 14 Section 3.1 Issuance of Series 2024-1 Class A-2 Notes ...............................................14 Section 3.2 Transfer Restrictions of Series 2024-1 Class A-2 Notes ...........................15 Section 3.3 Note Owner Representations and Warranties ............................................21 Section 3.4 Limitation on Liability ...............................................................................23 ARTICLE IV GENERAL ............................................................................................................. 23 Section 4.1 Information ................................................................................................23 Section 4.2 Exhibits ......................................................................................................24 Section 4.3 Ratification of Base Indenture ...................................................................24 Section 4.4 Certain Notices to the Rating Agencies .....................................................25 Section 4.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party .......................................................................................25 Section 4.6 Counterparts ...............................................................................................25 Section 4.7 Governing Law ..........................................................................................25 Section 4.8 Amendments ..............................................................................................25 Section 4.9 Termination of Series Supplement.............................................................25 Section 4.10 Entire Agreement .......................................................................................25 Section 4.11 1934 Act .....................................................................................................25 Section 4.12 Electronic Signatures and Transmission ....................................................26

iii ANNEXES Annex A Series 2024-1 Supplemental Definitions List EXHIBITS Exhibit A-1-1: Form of Rule 144A Global Series 2024-1 Class A-2-I Note Exhibit A-1-2: Form of Rule 144A Global Series 2024-1 Class A-2-II Note Exhibit A-1-3: Form of Temporary Regulation S Global Series 2024-1 Class A-2-I Note Exhibit A-1-4: Form of Temporary Regulation S Global Series 2024-1 Class A-2-II Note Exhibit A-1-5: Form of Permanent Regulation S Global Series 2024-1 Class A-2-I Note Exhibit A-1-6: Form of Permanent Regulation S Global Series 2024-1 Class A-2-II Note Exhibit B-1: Form of Transferee Certificate Exhibit B-2: Form of Transferee Certificate Exhibit B-3: Form of Transferee Certificate Exhibit C: Form of Quarterly Noteholders’ Report

SERIES 2024-1 SUPPLEMENT, dated as of June 12, 2024 (this “Series 2024-1 Supplement”), by and between PLANET FITNESS MASTER ISSUER LLC, a Delaware limited liability company (the “Master Issuer”) and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2024-1 Securities Intermediary, to the Amended and Restated Base Indenture, dated as of February 10, 2022, by and between the Master Issuer and CITIBANK, N.A., as trustee and as securities intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”). PRELIMINARY STATEMENT WHEREAS, Section 2.2 (Notes Issuable in Series) and Section 13.1 (Without Consent of the Control Party, the Controlling Class Representative or the Noteholders) of the Base Indenture provide, among other things, that the Master Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A (Base Indenture Definitions List) of the Base Indenture) upon satisfaction of the conditions set forth therein; and WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder. NOW, THEREFORE, the parties hereto agree as follows: DESIGNATION There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2024-1 Supplement, and such Series of Notes shall be designated as the Series 2024-1 Notes. On the Series 2024-1 Closing Date, the following Class of Notes of such Series shall be issued: the Series 2024-1 Senior Notes, Class A-2 (as referred to herein, the “Series 2024-1 Class A-2 Notes” or the “Series 2024-1 Notes”). The Series 2024-1 Class A-2 Notes shall be issued in two Tranches: (i) Series 2024-1 5.765% Fixed Rate Senior Secured Notes, Class A-2-I (as referred to herein, the “Series 2024-1 Class A-2-I Notes”) and (ii) Series 2024-1 6.237% Fixed Rate Senior Secured Notes, Class A-2-II (as referred to herein, the “Series 2024-1 Class A-2-II Notes”). For purposes of the Base Indenture and this Series 2024-1 Supplement, the Series 2024-1 Class A-2 Notes shall be deemed to be a Class of “Senior Notes”. ARTICLE I DEFINITIONS All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2024-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2024-1 Supplemental Definitions List”) as such Series 2024-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in

2 accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series 2024-1 Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2024-1 Notes and not to any other Series of Notes issued by the Master Issuer. The rules of construction set forth in Section 1.4 (Rules of Construction) of the Base Indenture shall apply for all purposes under this Series 2024-1 Supplement. ARTICLE II SERIES 2024-1 ALLOCATIONS; PAYMENTS With respect to the Series 2024-1 Notes only, the following shall apply: Section 2.1 Allocations with Respect to the Series 2024-1 Notes. On the Series 2024-1 Closing Date, the Master Issuer shall cause a portion of the net proceeds from the initial sale of the Series 2024-1 Notes to be deposited into the Senior Notes Interest Reserve Account and/or arrange for the issuance of an Interest Reserve Letter of Credit, such that the aggregate amount in the Senior Notes Interest Reserve Account will equal or be greater than $25.7 million, which amount, for purposes of the definition of “Senior Notes Interest Reserve Amount” in the Base Indenture, shall constitute the Senior Notes Interest Reserve Amount with respect to the first Interest Accrual Period following the Series 2024-1 Closing Date. The remainder of the net proceeds from the sale of the Series 2024-1 Notes shall be paid to, or at the direction of, the Master Issuer. Section 2.2 Interim Allocation Date Applications; Quarterly Payment Date Applications. On each Interim Allocation Date, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2024-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments. Section 2.3 Certain Distributions from the Series 2024-1 Class A-2 Distribution Account and the Collection Account. On each Quarterly Payment Date commencing on the Quarterly Payment Date in December 2024, based solely upon the most recent Quarterly Noteholders’ Report, and in the order of priority of such amounts set forth in the Priority of Payments, the Trustee shall, in accordance with Section 6.1 (Distributions in General) of the Base Indenture, remit to the Series 2024-1 Class A-2 Noteholders from the Series 2024-1 Class A-2 Distribution Account, the amounts deposited in the Series 2024-1 Class A-2 Distribution Account in accordance with the Base Indenture for the payment of interest, principal (to the extent applicable) and other amounts in respect of the Series 2024-1 Class A-2 Notes on such Quarterly Payment Date. Notwithstanding anything to the contrary herein or in the Base Indenture, except as (i) provided under Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement or (ii) explicitly directed by the Master Issuer (or the Manager on its behalf) with respect to payments of Quarterly Scheduled

3 Principal Amounts made under Section 2.5(c)(ii) (Payment of Series 2024-1 Note Principal— Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement on Quarterly Payment Dates with respect to which the Series 2024-1 Non-Amortization Test has been satisfied, each payment in respect of the Series 2024-1 Class A-2 Notes shall be distributed between the Tranches (A) based upon such amounts due with respect to interest on, principal of or otherwise with respect to such Tranches as provided hereunder; provided that, in each case, any shortfall in such payment amount shall be allocated ratably based on the Series 2024-1 Class A-2 Outstanding Principal Amount of each Tranche or (B) if not explicitly provided hereunder, ratably based on the Series 2024-1 Class A-2 Outstanding Principal Amount of each Tranche; provided, further, that, in each of the cases set forth under clauses (A) and (B) above, all distributions to Noteholders of a Tranche shall be ratably allocated among the Noteholders within each applicable Tranche based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount of such Tranche. Section 2.4 Series 2024-1 Class A-2 Interest. (a) Series 2024-1 Class A-2 Notes Interest. From the Series 2024-1 Closing Date until the Series 2024-1 Class A-2 Outstanding Principal Amount with respect to a Tranche has been paid in full, the Series 2024-1 Class A-2 Outstanding Principal Amount with respect to such Tranche (after giving effect to all payments of principal made to Series 2024-1 Class A-2 Noteholders as of the first day of each Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to optional prepayments, repurchases and cancellations of Series 2024-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the Series 2024-1 Class A-2 Note Rate for such Tranche. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, commencing on the Quarterly Payment Date in December 2024; provided that in any event all accrued but unpaid interest on the Series 2024-1 Class A-2 Outstanding Principal Amount shall be due and payable in full on the Series 2024-1 Legal Final Maturity Date, on any Series 2024-1 Prepayment Date with respect to a prepayment in full of such Tranche or on any other day on which all of the Series 2024-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2024-1 Class A-2 Note Rate for any Tranche is not paid on a Quarterly Payment Date when due, such unpaid interest (net of all Debt Service Advances with respect thereto, a “Class A-2 Quarterly Interest Shortfall Amount”) shall accrue interest at the Series 2024-1 Class A-2 Note Rate for such Tranche. All computations of interest at the Series 2024-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months. (b) Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest. (i) Post-ARD Contingent Interest. From and after the Series 2024-1 Anticipated Repayment Date, as applicable to each Tranche, until the Series 2024-1 Class A-2 Outstanding Principal Amount with respect to such Tranche has been paid in full, additional interest (“Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest”) shall accrue on such

4 Tranche at a per annum rate equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2024-1 Anticipated Repayment Date for such Tranche of the United States Treasury Security having a term closest to ten (10) years, plus (y) 5.00%, plus (z) (1) with respect to the Series 2024-1 Class A-2-I Notes, 1.50% and (2) with respect to the Series 2024-1 Class A-2-II Notes, 2.00%, exceeds (b) such Tranche’s applicable Series 2024-1 Class A-2 Note Rate. In addition, regular interest shall continue to accrue at each Tranche’s Series 2024-1 Class A-2 Note Rate from and after such Tranche’s Series 2024-1 Anticipated Repayment Date. All computations of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year of twelve 30-day months. (ii) Payment of Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest. Any Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be due and payable on any applicable Quarterly Payment Date only as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available. For the avoidance of doubt, Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued on the applicable Tranche at the applicable Series 2024-1 Class A-2 Note Rate. The failure to pay any Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest on any Quarterly Payment Date (including on the Series 2024-1 Legal Final Maturity Date) in excess of available amounts in accordance with the foregoing shall not be an Event of Default and interest will not accrue on any unpaid portion thereof. (c) Series 2024-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2024-1 Class A-2 Notes shall commence on the Series 2024-1 Closing Date and end on (but exclude) December 5, 2024. Section 2.5 Payment of Series 2024-1 Note Principal. (a) Series 2024-1 Notes Principal Payment at Legal Maturity. The Series 2024- 1 Class A-2 Outstanding Principal Amount shall be due and payable on the Series 2024-1 Legal Final Maturity Date. The Series 2024-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 2.5 (Payment of Series 2024-1 Note Principal) of this Series 2024-1 Supplement. (b) Series 2024-1 Anticipated Repayment Date. The “Series 2024-1 Anticipated Repayment Date” means, (i) with respect to the Series 2024-1 Class A-2-I Notes, the Quarterly Payment Date occurring in June 2029 and (ii) with respect to the Series 2024-1 Class A- 2-II Notes, the Quarterly Payment Date occurring in June 2034. (c) Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2024-1 Class A-2 Notes.

5 (i) Class A-2 Accrued Quarterly Scheduled Principal Amounts shall be allocated on each Interim Allocation Date in accordance with the Priority of Payments, in the amount so available, and failure to pay any Class A-2 Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default. (ii) Quarterly Scheduled Principal Amounts shall be due and payable with respect to each Tranche of the Series 2024-1 Notes on each Quarterly Payment Date up to and including the applicable Series 2024-1 Anticipated Repayment Date, commencing on the Quarterly Payment Date in December 2024, in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture (or reallocated pursuant to a Quarterly Reallocation Event), in the amount so available, and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default; provided that Quarterly Scheduled Principal Amounts shall only be due and payable on a Quarterly Payment Date with respect to a Tranche if the Series 2024-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date; provided, further, that in connection with (a) any mandatory prepayment of principal of any Tranche of the Series 2024-1 Class A-2 Notes (including mandatory prepayments due to payments of Indemnification Amounts, Asset Disposition Proceeds or Insurance/Condemnation Proceeds or in connection with a Rapid Amortization Event), (b) repurchases and cancellations of any Tranche of the Series 2024-1 Class A-2 Notes or (c) any Optional Prepayment of any Tranche of the Series 2024-1 Class A-2 Notes, the Quarterly Scheduled Principal Amount for each remaining Quarterly Payment Date up to and including the Series 2024-1 Anticipated Repayment Date for such Tranche of Series 2024-1 Class A-2 Notes shall be reduced ratably based on the amount of such prepayment, repurchase or cancellation relative to the Outstanding Principal Amount of the related Tranche of Series 2024-1 Class A-2 Notes prior to such prepayment, repurchase or cancellation; provided, further, that even if the Series 2024-1 Non-Amortization Test is satisfied, the Master Issuer may, at its option, prior to the Series 2024-1 Anticipated Repayment Date for such Tranche, pay all or any part of such Quarterly Scheduled Principal Amounts with respect to such Tranche that would otherwise be due on the related Quarterly Payment Date if the Series 2024-1 Non-Amortization Test was not satisfied as of the Quarterly Payment Date with respect to such Tranche. (iii) On each Interim Allocation Date and each Quarterly Payment Date, the Quarterly Scheduled Principal Deficiency Amount, if any, with respect to such Interim Allocation Date or Quarterly Payment Date shall be allocated or due and payable, respectively, as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default. (d) Series 2024-1 Class A-2 Notes Mandatory Payments of Principal. During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2024-1 Class A-2 Notes as and when amounts are made available for payment thereof (x) on any related Interim Allocation Date in accordance with the Priority of Payments and (y) on such Quarterly Payment Date in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, in the amount so available. Such payments

6 shall be ratably allocated among the Series 2024-1 Class A-2 Noteholders within each applicable Tranche, based on their respective portion of the Series 2024-1 Class A-2 Outstanding Principal Amount of such Tranche, as applicable. (e) Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any (i) prepayments funded by Asset Disposition Proceeds pursuant to Section 2.5(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series 2024-1 Supplement or (ii) any optional prepayment of any Series 2024-1 Class A-2 Notes or a Tranche of the Series 2024-1 Class A-2 Notes made pursuant to Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement (each, a “Series 2024-1 Class A-2 Prepayment”), in each case prior to (I) with respect to the Series 2024-1 Class A-2-I Notes, the Quarterly Payment Date in the 24th month prior to the Series 2024-1 Anticipated Repayment Date for such Tranche and (II) with respect to the Series 2024-1 Class A-2-II Notes, the Quarterly Payment Date in the 48th month prior to the Series 2024- 1 Anticipated Repayment Date for such Tranche (as applicable, the “Make-Whole End Date”), the Master Issuer shall pay, in the manner described herein, the Series 2024-1 Class A-2 Make-Whole Prepayment Premium; provided that no such Series 2024-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with (A) mandatory prepayment of any Series 2024-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 2.5(d) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Notes Mandatory Payments of Principal) of this Series 2024-1 Supplement, (B) any cancellations of repurchased Series 2024-1 Class A-2 Notes, (C) any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds or (D) Quarterly Scheduled Principal Amounts (including those paid, in whole or in part, at the option of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2024-1 Non-Amortization Test has been satisfied) and payments of Quarterly Scheduled Principal Deficiency Amounts. (f) Optional Prepayment of Series 2024-1 Class A-2 Notes. Subject to Section 2.5(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) and (g) (Payment of Series 2024-1 Note Principal—Notices of Optional Prepayments) of this Series 2024-1 Supplement, the Master Issuer shall have the option to prepay the Outstanding Principal Amount of either or both of the Tranches in whole or in part on any Business Day that is specified as the Series 2024-1 Prepayment Date in the applicable Prepayment Notice; provided that the Master Issuer shall not make any optional prepayment in part of any Tranche pursuant to this Section 2.5(f) (Payment of Series 2024-1 Note Principal— Optional Prepayment of Series 2024-1 Class A-2 Notes) in a principal amount for any single prepayment of less than $5 million (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series 2024-1 Supplement); provided, further, that no such optional prepayment may be made unless: (i) the amount on deposit in the Series 2024-1 Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount of the Tranches (or portion thereof, as applicable) to be prepaid, and the amount on deposit in the Senior Notes Principal Payment Account that is allocable to the

7 Tranche(s) to be prepaid is sufficient to pay any Series 2024-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 2.5(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series 2024-1 Supplement, in each case, payable on the relevant Series 2024-1 Prepayment Date, or, in each case, such amounts have been deposited to the Series 2024-1 Class A-2 Distribution Accounts pursuant to Section 2.5(h) (Payment of Series 2024-1 Note Principal — Series 2024-1 Prepayments) of this Series 2024-1 Supplement; (ii) (A) the amounts on deposit in the Senior Notes Interest Payment Account that are allocable to interest on the Outstanding Principal Amount of the Tranche(s) to be prepaid is sufficient to pay the Class A-2 Quarterly Interest (other than any Post-ARD Contingent Interest) to but excluding the applicable Series 2024-1 Prepayment Date and (B) only if such optional prepayment is a prepayment of the Series 2024-1 Class A-2 Notes in whole, (x) the amount on deposit in the Senior Notes Post-ARD Contingent Interest Account that is allocable to the Series 2024-1 Class A-2 Notes is sufficient to pay the Series 2024-1 Class A-2 Quarterly Post- ARD Contingent Interest accrued through such Series 2024-1 Prepayment Date and (y) the amounts on deposit in the Collection Account and the Management Accounts are (in the Manager’s determination) reasonably expected to be sufficient to pay all Securitization Operating Expenses attributable to the Series 2024-1 Class A-2 Notes on the next Interim Allocation Date or, in each case, such amounts have been deposited to the Series 2024-1 Class A-2 Distribution Account pursuant to Section 2.5(h) (Payment of Series 2024-1 Note Principal—Series 2024-1 Prepayments) of this Series 2024-1 Supplement; and (iii) the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). In addition, on any Business Day, the Master Issuer may purchase Notes on the open market or accept as a capital contribution from a direct or indirect parent of the Master Issuer one or more Notes. Upon the written instruction of the Master Issuer (or the Manager on its behalf), the Trustee shall cancel any repurchased Notes delivered to it by the Master Issuer (or the Manager on its behalf), either in certificated form or through the Applicable Procedures of DTC. Such cancelled Notes shall not be reissued and upon cancellation shall not be considered outstanding for purposes of calculating the DSCR, the Holdco Leverage Ratio or the Senior ABS Leverage Ratio. (g) Notices of Optional Prepayments. The Master Issuer shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2024-1 Prepayment Date with respect to a Tranche pursuant to Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024- 1 Class A-2 Notes) of this Series 2024-1 Supplement to each Series 2024-1 Class A-2 Noteholder of such Tranche, each of the Rating Agencies, the Servicer, the Control Party and the Trustee; provided that at the request of the Master Issuer, such notice to the Series 2024-1 Class A-2 Noteholders of such Tranche shall be given by the Trustee in the name and at the expense of the Master Issuer. In connection with any such Prepayment Notice, the Master Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 2.5(k) (Payment of Series 2024-1 Note Principal— Distributions of Series 2024-1 Class A-2 Optional Prepayment) of this Series 2024-1 Supplement. With respect to each such Series 2024-1 Prepayment, the related Prepayment Notice shall specify

8 (i) the Series 2024-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (ii) the Series 2024-1 Prepayment Amount and (iii) the date on which the applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth (5th) Business Day before such Series 2024-1 Prepayment Date (the “Series 2024-1 Class A-2 Make-Whole Premium Calculation Date”). The Master Issuer shall have the option, by written notice to the Trustee, the Servicer, the Control Party, the Rating Agencies and the Series 2024-1 Class A-2 Noteholders of the applicable Tranche, to withdraw, or amend the Series 2024-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to and including the second (2nd) Business Day before the Series 2024-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Master Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent (including the contemporaneous closing of a financing, the proceeds of which will be used to fund all or a portion of such repayment). The Master Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement and the performance of the Master Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each Series 2024-1 Class A-2 Noteholder that will receive a prepayment to the extent such Series 2024-1 Class A-2 Noteholder has provided an email address to the Trustee and (B) each of the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each Series 2024-1 Class A-2 Noteholder (or otherwise in accordance with the Applicable Procedures of DTC) that will receive a payment. A Prepayment Notice may be revoked or amended by the Master Issuer if the Trustee receives written notice of such revocation or amendment no later than 2:00 p.m. (Eastern time) up to and including the second (2nd) Business Day prior to the applicable Series 2024-1 Prepayment Date. The Master Issuer shall give written notice of such revocation or amendment to the Servicer and the Trustee, and at the request of the Master Issuer, the Trustee shall forward the notice of revocation or amendment to each Series 2024-1 Class A-2 Noteholder previously sent a Prepayment Notice for such Series 2024-1 Prepayment Date. (h) Series 2024-1 Prepayments. On each Series 2024-1 Prepayment Date with respect to any Series 2024-1 Prepayment, the Series 2024-1 Prepayment Amount and the Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, applicable to such Series 2024-1 Prepayment shall be due and payable. The Master Issuer shall pay the Series 2024-1 Prepayment Amount together with the applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, by depositing such amounts in the applicable Indenture Trust Accounts in accordance with the Priority of Payments or the Series 2024-1 Class A-2 Distribution Account pursuant to Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A- 2 Notes) of this Series 2024-1 Supplement, in each case, on or prior to the related Series 2024-1 Prepayment Date to be distributed in accordance with Section 5.13 (Quarterly Payment Date Applications) of the Base Indenture, Section 2.3 (Certain Distributions from the Series 2024-1 Class A-2 Distribution Account and the Collection Account) of this Series 2024-1 Supplement, or Section 2.5(k) (Payment of Series 2024-1 Note Principal—Distributions of Series 2024-1 Class A- 2 Optional Prepayment) of this Series 2024-1 Supplement, as applicable.

9 (i) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2024-1 Class A-2 Make-Whole Prepayment Premium for any Tranche payable as a result of (i) mandatory prepayment of any Series 2024-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 2.5(d) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Notes Mandatory Payments of Principal) of this Series 2024-1 Supplement, (ii) cancellations of repurchased Series 2024-1 Class A-2 Notes, (iii) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2024-1 Class A-2 Notes pursuant to priority (i) of the Priority of Payments, (iv) the payment of any Quarterly Scheduled Principal Amounts (including those paid, in part or in full, at the election of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2024-1 Non- Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts and (v) any prepayment on or after the Make-Whole End Date for such Tranche. (j) Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.12(i) (Application of Collections on Interim Allocation Dates) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.13(d) (Quarterly Payment Date Applications—Senior Notes Principal Payment Account) of the Base Indenture and deposited in the Series 2024-1 Class A-2 Distribution Account and used to prepay the Series 2024-1 Class A-2 Notes (to be allocated between the Tranches ratably based on the Series 2024-1 Class A-2 Outstanding Principal Amount of each Tranche). In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 2.5(j) (Payment of Series 2024-1 Note Principal— Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds), the Master Issuer shall not be obligated to pay any prepayment premium. The Master Issuer shall, however, be obligated to pay any applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 2.5(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series 2024-1 Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 2.5(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2024-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2024-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. (k) Distributions of Series 2024-1 Class A-2 Optional Prepayment. On the Series 2024-1 Prepayment Date for a Series 2024-1 Class A-2 Prepayment to be made pursuant to Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement for a Tranche, the Trustee shall, in accordance with Section 6.1 (Distributions in General) of the Base Indenture (except that notwithstanding anything to the contrary therein, in the case of a prepayment to be made on a date that is not a Quarterly Payment Date, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2024-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely on either a written report which shall be provided by the Master Issuer to

10 the Trustee or the applicable Quarterly Noteholders’ Report, as applicable, distribute to the Series 2024-1 Class A-2 Noteholders of record for such Tranche(s) on the preceding Prepayment Record Date the amount deposited in the Series 2024-1 Class A-2 Distribution Account pursuant to Section 2.5(h) (Payment of Series 2024-1 Note Principal—Series 2024-1 Prepayments) of this Series 2024-1 Supplement with respect to such Series 2024-1 Class A-2 Prepayment, in order to pay (without duplication) (A) the applicable portion of the Series 2024-1 Class A-2 Outstanding Principal Amount and any applicable Series 2024-1 Class A-2 Make-Whole Prepayment Premium with respect thereto, (B) in the case of an optional prepayment on a Series 2024-1 Prepayment Date that is not a Quarterly Payment Date, interest on such portion of the Series 2024-1 Class A- 2 Outstanding Principal Amount being prepaid to but excluding the relevant Series 2024-1 Prepayment Date, and (C) in the case of an optional prepayment of the Series 2024-1 Notes in whole, the amounts set forth in Section 2.5(f)(ii)(B) (Payment of Series 2024-1 Note Principal— Optional Prepayment of Series 2024-1 Class A-2 Notes). (l) Series 2024-1 Notices of Class A-2 Final Payment. The Master Issuer shall notify the Trustee, the Servicer and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2024-1 Prepayment Date that will be the Series 2024-1 Class A- 2 Final Payment Date; provided, however, that with respect to any Series 2024-1 Class A-2 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Master Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2024-1 Class A-2 Final Payment beyond, with respect to optional prepayments only, the notice required to be given in connection with such prepayment pursuant to Section 2.5(g) (Payment of Series 2024-1 Note Principal—Notices of Optional Prepayments) of this Series 2024- 1 Supplement. The Trustee shall provide any written notice required under this Section 2.5(l) (Payment of Series 2024-1 Note Principal—Series 2024-1 Notices of Class A-2 Final Payment) to each Person in whose name a Series 2024-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2024-1 Prepayment Date that will be the Series 2024-1 Class A-2 Final Payment Date. Such written notice to be sent to the Series 2024-1 Class A-2 Noteholders shall be made at the expense of the Master Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Master Issuer indicating that the Series 2024-1 Class A-2 Final Payment will be made and shall specify that such Series 2024-1 Class A- 2 Final Payment will be payable only upon presentation and surrender of the Series 2024-1 Notes and shall specify the place where the Series 2024-1 Notes may be presented and surrendered for such Series 2024-1 Class A-2 Final Payment. (m) Tranche Defeasance. The Master Issuer, solely in connection with an optional prepayment in full, a mandatory prepayment in full or a redemption in full of a particular Tranche (the “Defeased Tranche”) as provided hereunder, may terminate all of its Obligations under the Indenture and all Obligations of the Guarantors under the Guarantee and Collateral Agreement in respect of such Defeased Tranche; provided that the conditions set forth under Section 12.1(c) (Termination of the Master Issuer’s and Guarantors’ Obligations—Series Defeasance) (other than the conditions set forth under Section 12.1(c)(ii) (Termination of the Master Issuer’s and Guarantors’ Obligations—Series Defeasance)) of the Base Indenture with respect to the Defeased Tranche have been satisfied; provided that no amounts in respect of the other Tranche shall be required to be paid in accordance with Section 12.1(c)(i)(1) of the Base Indenture.

11 Section 2.6 Series 2024-1 Class A-2 Distribution Account. (a) Establishment of Series 2024-1 Class A-2 Distribution Account. The Master Issuer has established with the Trustee the Series 2024-1 Class A-2 Distribution Account in the name of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2024-1 Class A-2 Noteholders. The Series 2024-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2024-1 Class A-2 Distribution Account will be established with the Trustee. (b) Series 2024-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2024-1 Class A-2 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2024-1 Class A-2 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2024-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2024-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2024-1 Class A-2 Distribution Account Collateral”). (c) Termination of Series 2024-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2024- 1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2024-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens with respect to the Series 2024-1 Class A-2 Distribution Account created in favor of the Trustee for the benefit of the Series 2024-1 Class A-2 Noteholders under this Series 2024-1 Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by the Trustee of the Series 2024-1 Class A-2 Noteholders’ security interest in the Series 2024-1 Class A-2 Distribution Account Collateral. Section 2.7 Trustee as Securities Intermediary. (a) The Trustee or other Person holding the Series 2024-1 Class A-2 Distribution Account shall be the “Series 2024-1 Securities Intermediary”. If the Series 2024-1 Securities Intermediary in respect of the Series 2024-1 Class A-2 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the

12 obligations of the Series 2024-1 Securities Intermediary set forth in this Section 2.7 (Trustee as Securities Intermediary). (b) The Series 2024-1 Securities Intermediary agrees that: (i) The Series 2024-1 Class A-2 Distribution Account is an account to which Financial Assets will or may be credited; (ii) The Series 2024-1 Class A-2 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2024-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC; (iii) All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2024-1 Class A-2 Distribution Account shall be registered in the name of the Series 2024-1 Securities Intermediary, indorsed to the Series 2024-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2024-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2024-1 Class A-2 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer; (iv) All property delivered to the Series 2024-1 Securities Intermediary pursuant to this Series 2024-1 Supplement will be promptly credited to the Series 2024-1 Class A- 2 Distribution Account; (v) Each item of property (whether investment property, security, instrument or cash) credited to the Series 2024-1 Class A-2 Distribution Account shall be treated as a Financial Asset; (vi) If at any time the Series 2024-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2024-1 Class A-2 Distribution Account, the Series 2024-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person; (vii) The Series 2024-1 Class A-2 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2024-1 Securities Intermediary’s jurisdiction and the Series 2024-1 Class A-2 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The parties further agree that with respect to the Series 2024-1 Class A-2 Distribution Account the law applicable to all the issues in Article 2(1) of The Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary shall be the law of the State of New York; (viii) The Series 2024-1 Securities Intermediary has not entered into, and until termination of this Series 2024-1 Supplement will not enter into, any agreement with any other Person relating to the Series 2024-1 Class A-2 Distribution Account and/or any Financial

13 Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2024- 1 Securities Intermediary has not entered into, and until the termination of this Series 2024-1 Supplement will not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2024-1 Securities Intermediary to comply with entitlement orders as set forth in Section 2.7(b)(vi) (Trustee as Securities Intermediary) of this Series 2024-1 Supplement; and (ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2024-1 Class A-2 Distribution Account, neither the Series 2024-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2024-1 Class A-2 Distribution Account or any Financial Asset credited thereto. If the Series 2024-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2024-1 Class A-2 Distribution Account or any Financial Asset carried therein, the Series 2024-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof. (c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2024-1 Class A-2 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2024-1 Class A-2 Distribution Account; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2024-1 Class A-2 Distribution Account. Section 2.8 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer. The Series 2024-1 Class A-2 Noteholders by their acceptance of the Series 2024-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer. Any such reports and notices that are required to be delivered to the Series 2024-1 Class A-2 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.3 (Reports, Financial Statements and Other Information to Noteholders) of the Base Indenture. Section 2.9 Replacement of Ineligible Accounts. If, at any time, the Series 2024-1 Class A-2 Distribution Account shall cease to be an Eligible Account (the “Series 2024-1 Ineligible Account”), the Master Issuer shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2024-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2024-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if

14 such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee. ARTICLE III FORM OF SERIES 2024-1 NOTES Section 3.1 Issuance of Series 2024-1 Class A-2 Notes. The Series 2024-1 Class A-2 Notes may be offered and sold in the Series 2024-1 Class A-2 Initial Principal Amount on the Series 2024-1 Closing Date by the Master Issuer pursuant to the Series 2024-1 Class A-2 Note Purchase Agreement. The Series 2024-1 Class A-2 Notes will be resold initially only to (A) the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States, to Persons who are QIBs in reliance on Rule 144A and who are not Competitors or Tax-Restricted Affiliates and (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S, a “U.S. Person”) in reliance on Regulation S and who are not Competitors or Tax-Restricted Affiliates. The Series 2024-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2024-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2024-1 Class A-2 Notes. The Applicable Procedures shall apply to transfers of beneficial interests in the Series 2024-1 Class A-2 Notes. The Series 2024-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. (a) Rule 144A Global Notes. The Series 2024-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-1 (Form of Rule 144A Global Series 2024-1 Class A-2-I Note) and Exhibit A-1-2 (Form of Rule 144A Global Series 2024-1 Class A-2-II Note), as applicable, hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 3.1 (Issuance of Series 2024-1 Class A-2 Notes) and Section 3.2 (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided. (b) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2024-1 Class A-2 Notes offered and sold on the Series 2024-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-3 (Form of Temporary Regulation S Global Series 2024-1 Class A-2-I Note) and Exhibit A-1-4 (Form of Temporary Regulation S Global Series 2024-1 Class A-2-II Note), as applicable, hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or

15 Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2024-1 Class A-2 Note, such Series 2024-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 3.1 (Issuance of Series 2024-1 Class A-2 Notes) and Section 3.2 (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement, as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-1-5 (Form of Permanent Regulation S Global Series 2024-1 Class A-2-I Note) and Exhibit A-1-6 (Form of Permanent Regulation S Global Series 2024-1 Class A-2-II Note), as applicable, hereto, as hereinafter provided (collectively, for purposes of this Section 3.1 (Issuance of Series 2024-1 Class A-2 Notes) and Section 3.2 (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided. (c) Definitive Notes. The Series 2024-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 3.1 (Issuance of Series 2024-1 Class A-2 Notes) and Section 3.2 (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement, the “Definitive Notes”) pursuant to Section 2.13 (Definitive Notes) of the Base Indenture and this Section 3.1(c) (Issuance of Series 2024-1 Class A-2 Notes—Definitive Notes) in accordance with their terms and, upon complete exchange thereof, such Series 2024-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office. Section 3.2 Transfer Restrictions of Series 2024-1 Class A-2 Notes. (a) A Series 2024-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 3.2(a) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) shall not prohibit any transfer of a Series 2024-1 Class A-2 Note that is issued in exchange for a Series 2024-1 Global Note in accordance with Section 2.8 (Transfer and Exchange) of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2024-1 Global Note effected in accordance with the other provisions of this Section 3.2 (Transfer Restrictions of Series 2024-1 Class A-2 Notes). (b) The transfer by a Series 2024-1 Note Owner holding a beneficial interest in a Series 2024-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and neither a Competitor nor a Tax-Restricted Affiliate, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Master Issuer as such transferee has requested pursuant to Rule 144A or

16 has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. (c) Transfers of Interests in Rule 144A Global Notes to Interests in Temporary Regulation S Global Notes. If a Series 2024-1 Note Owner holding a beneficial interest in a Series 2024-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.2(c) (Transfer Restrictions of Series 2024-1 Class A-2 Notes—Transfers of Interests in Rule 144A Global Notes to Interests in Temporary Regulation S Global Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 (Form of Transfer Certificate for Transfers of Interests in Rule 144A Global Notes to Interests in Temporary Regulation S Global Notes) hereto given by the Series 2024-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer. (d) Transfers of Interests in Rule 144A Global Notes to Interests in Permanent Regulation S Global Notes. If a Series 2024-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.2(d) (Transfer Restrictions of Series 2024-1 Class A-2 Notes—Transfers of Interests in Rule 144A Global Notes to Interests in Permanent Regulation S Global Notes). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note

17 to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 (Form of Transfer Certificate for Transfers of Interests in Rule 144A Global Notes to Interests in Permanent Regulation S Global Notes) hereto given by the Series 2024-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer. (e) Transfers of Interests in Temporary Regulation S Global Notes or Permanent Regulation S Global Notes to Persons Taking Delivery in the Form of an Interest in a Rule 144A Global Note. If a Series 2024-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 3.2(e) (Transfer Restrictions of Series 2024- 1 Class A-2 Notes—Transfers of Interests in Temporary Regulation S Global Notes or Permanent Regulation S Global Notes to Persons Taking Delivery in the Form of an Interest in a Rule 144A Global Note). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit B-3 (Form of Transfer Certificate for Transfers of Interests in Temporary Regulation S Global Notes or Permanent Regulation S Global Notes to Persons Taking Delivery in the Form of an Interest in a Rule 144A Global Note) hereto given by such Series 2024-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent

18 Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer. (f) In the event that a Series 2024-1 Global Note or any portion thereof is exchanged for Series 2024-1 Class A-2 Notes other than Series 2024-1 Global Notes, such other Series 2024-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2024-1 Class A-2 Notes that are not Series 2024-1 Global Notes or for a beneficial interest in a Series 2024-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Master Issuer and the Registrar, which shall be substantially consistent with the provisions of Section 3.2(a) (Transfer Restrictions of Series 2024- 1 Class A-2 Notes) through Section 3.2(e) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) and Section 3.2(g) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2024-1 Global Note comply with Rule 144A or Regulation S, as the case may be) and any Applicable Procedures. (g) Until the termination of the Restricted Period with respect to any Series 2024-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2024- 1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 3.2(g) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) shall not prohibit any transfer in accordance with Section 3.2(d) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 3.2 (Transfer Restrictions of Series 2024-1 Class A-2 Notes). (h) The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend: THE ISSUANCE AND SALE OF THIS SERIES 2024-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A

19 TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE, RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL

20 BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. (i) The Series 2024-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend: UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. (j) The Series 2024-1 Global Notes issued in connection with the Series 2024- 1 Class A-2 Notes shall bear the following legend:

21 THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. (k) The required legends set forth above shall not be removed from the applicable Series 2024-1 Class A-2 Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Master Issuer and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Master Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer (or the Manager on its behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2024- 1 Class A-2 Note or Series 2024-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2024-1 Class A-2 Note as provided above, no other Series 2024-1 Class A- 2 Note issued in exchange for all or any part of such Series 2024-1 Class A-2 Note shall bear such legend, unless the Master Issuer has reasonable cause to believe that such other Series 2024-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon. Section 3.3 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2024-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2024-1 Note as follows: (a) With respect to any sale of Series 2024-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2024-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2024-1 Notes in any such sale will be for its own account or for the account of another QIB.

22 (b) With respect to any sale of Series 2024-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2024-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person. (c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2024-1 Notes. (d) It understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2024-1 Notes from one or more book- entry depositories. (e) It understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website. (f) It will provide to each person to whom it transfers Series 2024-1 Notes notices of any restrictions on transfer of such Series 2024-1 Notes. (g) It understands that (i) the Series 2024-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2024-1 Notes have not been registered under the 1933 Act, (iii) such Series 2024-1 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor or a Tax-Restricted Affiliate, and (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or a Tax-Restricted Affiliate and (iv) the purchaser will, and each subsequent holder of a Series 2024-1 Note is required to, notify any subsequent purchaser of a Series 2024-1 Note of the resale restrictions set forth in clause (iii) above. (h) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 3.2(h) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement. (i) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 3.2(i) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement. (j) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 3.2(j) (Transfer Restrictions of Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement. (k) Either (i) the purchaser or transferee is neither a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which

23 is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) the purchaser’s or transferee’s acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any similar law). (l) If it is using assets of a Plan to acquire or hold the Series 2024-1 Notes or any interest therein, then such purchaser or transferee, as applicable, further represents that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. (m) It understands that any subsequent transfer of the Series 2024-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2024-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act. (n) It is not a Competitor. (o) It is not a Tax-Restricted Affiliate. Section 3.4 Limitation on Liability. None of the Master Issuer, Planet Fitness Holdings, the Trustee, the Servicer, the Initial Purchasers, any Paying Agent, or any of their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Master Issuer, Planet Fitness Holdings, the Trustee, the Servicer, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. ARTICLE IV GENERAL Section 4.1 Information. On or before each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2024-1 Notes to the Trustee, each Rating Agency, the Servicer and each Paying Agent, with a copy to the Back-Up Manager, substantially in the form of Exhibit C (Form of Quarterly Noteholders’

24 Report) hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date: (i) the total amount available to be distributed to Series 2024-1 Class A-2 Noteholders on such Quarterly Payment Date and payment instructions with respect thereto; (ii) the amount of such distribution allocable to the payment of interest on each Tranche of the Series 2024-1 Notes; (iii) the amount of such distribution allocable to the payment of principal of each Tranche of the Series 2024-1 Notes; (iv) the amount of such distribution allocable to the payment of any Series 2024-1 Class A-2 Make-Whole Prepayment Premium, if any, on each Tranche; (v) the amount of such distribution allocable to the payment of any fees or other amounts due to holders of Class A-1 Notes; (vi) whether, to the Actual Knowledge of the Master Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event, Manager Termination Event or Servicer Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date; (vii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date; (viii) the number of Franchise Stores and Corporate-Owned Stores that are open for business as of the last day of the preceding Quarterly Collection Period; (ix) the amount of Planet Fitness Systemwide Sales as of the related Quarterly Calculation Date; and (x) the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period. Any Series 2024-1 Class A-2 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.3 (Reports, Financial Statements and Other Information to Noteholders) of the Base Indenture. Section 4.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture. Section 4.3 Ratification of Base Indenture. As supplemented by this Series 2024-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as

25 so supplemented by this Series 2024-1 Supplement shall be read, taken and construed as one and the same instrument. Section 4.4 Certain Notices to the Rating Agencies. The Master Issuer shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series 2024-1 Supplement or any other Related Document. Section 4.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 (Duties of the Trustee) of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) (Control Party) of the Base Indenture, at the direction of the Controlling Class Representative). Section 4.6 Counterparts. This Series 2024-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Section 4.7 Governing Law. THIS SERIES 2024-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 4.8 Amendments. This Series 2024-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture. Section 4.9 Termination of Series Supplement. This Series 2024-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2024-1 Class A-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2024-1 Notes that have been replaced or paid) to the Trustee for cancellation, (ii) the Master Issuer has paid all sums payable hereunder and, without duplication, (iii) with respect to a defeasance of the Series 2024-1 Notes, the conditions set forth in Section 12.1(c) (Termination of the Master Issuer’s and Guarantors’ Obligations—Series Defeasance) of the Base Indenture have been satisfied with respect to the Series 2024-1 Notes; provided that any provisions of this Series 2024-1 Supplement required for the Series 2024-1 Class A-2 Final Payment to be made shall survive until the Series 2024-1 Class A-2 Final Payment is paid to the Series 2024-1 Class A-2 Noteholders. Section 4.10 Entire Agreement. This Series 2024-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto. Section 4.11 1934 Act. The Master Issuer hereby represents and warrants, for the benefit of the Trustee and the Noteholders, that payments on the Notes will not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the 1934 Act.

26 Section 4.12 Electronic Signatures and Transmission. (a) For purposes of this Series 2024-1 Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties. (b) Any requirement in the Indenture that a document, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. (c) Notwithstanding anything to the contrary in this Series 2024-1 Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process. [Signature Pages Follow]

Signature Page to Series 2024-1 Supplement IN WITNESS WHEREOF, each of the Master Issuer, the Trustee and the Series 2024-1 Securities Intermediary has caused this Series 2024-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above. PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: /s/ Justin Vartanian Name: Justin Vartanian Title: General Counsel and Secretary

Signature Page to Series 2024-1 Supplement CITIBANK, N.A., not in its individual capacity but solely as Trustee and as Series 2024-1 Securities Intermediary By: /s/ Trang Tran-Rojas Name: Trang Tran-Rojas Title: Senior Trust Officer

ANNEX A SERIES 2024-1 SUPPLEMENTAL DEFINITIONS LIST “Agent Members” means members of, or participants in, DTC, or a nominee thereof. “Cede” has the meaning set forth in Section 3.1(a) (Issuance of Series 2024-1 Class A-2 Notes—Rule 144A Global Notes) of this Series 2024-1 Supplement. “Class A-2 Accrued Quarterly Scheduled Principal Amount” means, for each Interim Allocation Date during any Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Interim Accrual Percentage and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount for such Interim Allocation Date, until such Quarterly Scheduled Principal Amount shall have been allocated (or prefunded) in full. For purposes of the Base Indenture, the Class A-2 Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Senior Notes Accrued Quarterly Scheduled Principal Amount”. “Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount” means, (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period, the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payment Account with respect to Class A-2 Accrued Quarterly Scheduled Principal Amounts on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Class A-2 Accrued Quarterly Scheduled Principal Amount for such immediately preceding Interim Allocation Date. “Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2024-1 Class A-2 Note Rate on the Series 2024-1 Class A-2 Outstanding Principal Amount (excluding, for the avoidance of doubt, Senior Notes Accrued Quarterly Post-ARD Contingent Interest), calculated based on a 360-day year of twelve 30-day months and (ii) the amount of any Class A-2 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 2.4(a) (Series 2024-1 Class A-2 Interest—Series 2024-1 Class A-2 Notes Interest) of this Series 2024-1 Supplement. “Definitive Notes” has the meaning set forth in Section 3.1(c) (Issuance of Series 2024-1 Class A-2 Notes—Definitive Notes) of this Series 2024-1 Supplement. “Depository” means the depository or the custodian specified herein to whom the Notes of a Class of a Series, upon original issuance, may be issued and delivered. “DTC” means The Depository Trust Company and any successor thereto.

“Initial Purchasers” means, collectively, Guggenheim Securities, LLC and ING Financial Markets LLC. “Interim Accrual Percentage” means 20.0%. “Make-Whole End Date” has the meaning set forth in Section 2.5(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make Whole Prepayment Premium Payments) of this Series 2024-1 Supplement. “Offering Memorandum” means the offering memorandum for the offering of the Series 2024-1 Class A-2 Notes, dated June 6, 2024, prepared by the Master Issuer. “Outstanding Series 2024-1 Class A-2 Notes” means, all Series 2024-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except: (i) Series 2024-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation; (ii) Series 2024-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2024-1 Class A-2 Distribution Account and are available for payment of such Series 2024-1 Class A-2 Notes; provided that if such Series 2024-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made; (iii) Series 2024-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 (Termination of the Master Issuer’s and Guarantors’ Obligations) of the Base Indenture; (iv) Series 2024-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2024-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2024-1 Class A-2 Notes are held by a holder in due course or protected purchaser; and (v) Series 2024-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2024-1 Class A-2 Notes have been issued as provided in the Indenture; provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2024-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2024-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2024-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2024-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2024-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2024-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2024-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority. “Permanent Regulation S Global Notes” has the meaning set forth in Section 3.1(b) (Issuance of Series 2024-1 Class A-2 Notes—Temporary Regulation S Global Notes and Permanent Regulation S Global Notes) of this Series 2024-1 Supplement. “Prepayment Notice” has the meaning set forth in Section 2.5(g) (Payment of Series 2024- 1 Note Principal—Notices of Optional Prepayments) of this Series 2024-1 Supplement. “Prepayment Record Date” means, with respect to the date of any Series 2024-1 Prepayment, the Business Day prior to the date of such Series 2024-1 Prepayment. “QIB” means a “Qualified Institutional Buyer” as defined in Rule 144A. “Quarterly Scheduled Principal Amount” means, with respect to any Quarterly Payment Date, (i) with respect to the Series 2024-1 Class A-2-I Notes, $1,062,500 and (ii) with respect to the Series 2024-1 Class A-2-II Notes, $937,500. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments”. “Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination. For purposes of the Base Indenture, the “Quarterly Scheduled Principal Deficiency Amount” shall be deemed to be a “Senior Notes Quarterly Scheduled Principal Deficiency Amount”. “Rating Agencies” means any of S&P, KBRA and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2024-1 Notes do not include S&P and/or KBRA, references to rating categories of S&P and/or KBRA in this Series 2024-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then has been appointed to rate and is rating the Series 2024-1 Notes as of the most recent date on which such other rating agency and S&P and/or KBRA published ratings for the type of security in respect of which such alternative rating agency is used. “Regulation S” means Regulation S promulgated under the 1933 Act. “Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes. “Restricted Period” means, with respect to any Series 2024-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2024-1 Closing Date and ending on the 40th day after the Series 2024-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act. “Rule 144A Global Notes” has the meaning set forth in Section 3.1(a) (Issuance of Series 2024-1 Class A-2 Notes—Rule 144A Global Notes) of this Series 2024-1 Supplement. “Senior Notes Accrued Quarterly Interest Amount (Class A-2)” means, for each Interim Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period, an amount equal to the sum of: (i) the product of (1) the Interim Accrual Percentage and (2) the expected Class A-2 Quarterly Interest for such Interest Accrual Period and (ii) the Senior Notes Accrued Quarterly Interest Shortfall (Class A-2) for such Interim Allocation Date, until such expected Class A-2 Quarterly Interest shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Interest Amount (Class A-2)” shall be deemed to be a “Senior Notes Accrued Quarterly Interest Amount”. “Senior Notes Accrued Quarterly Interest Shortfall (Class A-2)” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Interest Payment Account with respect to the Senior Notes Accrued Quarterly Interest Amount (Class A-2) on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Interest Amount (Class A-2) for such immediately preceding Interim Allocation Date. “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” means, for each Interim Allocation Date with respect to a Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Interim Accrual Percentage and (2) the aggregate of each interest amount designated hereunder as a “Senior Notes Quarterly Post-ARD Contingent Interest Amount” for purposes of the Base Indenture (collectively, the “Designated SNQPCIA”) due on the Quarterly Payment Date in the next Quarterly Collection Period and (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall for such Interim Allocation Date, until such Designated SNQPCIA shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount”. “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall” means (a) for the first Interim Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Interim Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Post-ARD Contingent Interest Account with respect to the Series 2024-1 Notes on the immediately preceding Interim Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount for such immediately preceding Interim Allocation Date. “Series 2024-1 Anticipated Repayment Date” has the meaning set forth in Section 2.5(b) (Payment of Series 2024-1 Note Principal—Series 2024-1 Anticipated Repayment Date) of this Series 2024-1 Supplement. For purposes of the Base Indenture, the “Series 2024-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2024-1 Class A-2 Distribution Account” means account no. 13975900 entitled “Citibank, N.A. f/b/o Planet Fitness Master Issuer LLC, Series 2024-1 Class A-2 Distribution Account” maintained by the Trustee pursuant to Section 2.6(a) (Series 2024-1 Class A-2 Distribution Account—Establishment of Series 2024-1 Class A-2 Distribution Account) of this Series 2024-1 Supplement or any successor securities account maintained pursuant to Section 2.6(a) (Series 2024-1 Class A-2 Distribution Account—Establishment of Series 2024-1 Class A-2 Distribution Account) of this Series 2024-1 Supplement. “Series 2024-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 2.6(b) (Series 2024-1 Class A-2 Distribution Account—Series 2024-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2024-1 Class A-2 Notes) of this Series 2024-1 Supplement. “Series 2024-1 Class A-2 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2024-1 Class A-2 Notes. “Series 2024-1 Class A-2 Final Payment Date” means the date on which the Series 2024- 1 Class A-2 Final Payment is made. “Series 2024-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2024-1 Class A-2 Notes, which is $600,000,000. “Series 2024-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 2.5(g) (Payment of Series 2024-1 Note Principal—Notices of Optional Prepayments) of this Series 2024-1 Supplement. “Series 2024-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to a Series 2024-1 Class A-2 Prepayment, an amount (not less than zero) calculated by the Manager on behalf of the Master Issuer equal to (A) if such Series 2024-1 Class A-2 Prepayment occurs prior to the relevant Make-Whole End Date with respect to the applicable Tranche (i) the discounted present value as of the relevant Series 2024-1 Class A-2 Make-Whole Premium Calculation Date of all future installments of interest (excluding any interest required to be paid on the applicable Series 2024-1 Prepayment Date) on and principal of such Tranche (or portion thereof) being prepaid that the Master Issuer would otherwise be required to pay on such Tranche (or such portion thereof to be prepaid) from the applicable Series 2024-1 Prepayment Date to and including the Make-Whole End Date with respect to such Tranche, assuming that (x) principal payments of Quarterly Scheduled Principal Amounts are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Quarterly Scheduled Principal Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, prepayments funded by Indemnification Amounts, Asset Disposition Proceeds and Insurance/Condemnation Proceeds, and cancellations of repurchased Notes prior to the date of such repayment), (y) Quarterly Scheduled Principal Amounts (or ratable amounts thereof based on the principal of such Tranche (or portion thereof) being prepaid) are to be made with respect to such Tranche (or portion thereof to be prepaid) on each Quarterly Payment Date prior to such Make-Whole End Date and (z) the entire remaining unpaid principal amount of such Tranche (or portion thereof) is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount of such Tranche (or portion thereof) being prepaid or (B) if such Series 2024-1

Class A-2 Prepayment occurs on or after the Make-Whole End Date with respect to the applicable Tranche, zero. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond- equivalent basis), on the Series 2024-1 Class A-2 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the relevant Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2024-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments. “Series 2024-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of June 6, 2024, by and among Guggenheim Securities, LLC, on behalf of itself and as representative of the Initial Purchasers, the Master Issuer, the Guarantors, the Manager, Planet Fitness, Inc., Planet Intermediate, LLC and Pla-Fit Holdings, LLC as amended, supplemented or otherwise modified from time to time. “Series 2024-1 Class A-2 Note Rate” means (i) with respect to the Series 2024-1 Class A- 2-I Notes, the Series 2024-1 Class A-2-I Note Rate and (ii) with respect to the Series 2024-1 Class A-2-II Notes, the Series 2024-1 Class A-2-II Note Rate. “Series 2024-1 Class A-2 Noteholder” means the Person in whose name a Series 2024-1 Class A-2 Note is registered in the Note Register. “Series 2024-1 Class A-2 Notes” has the meaning specified in “Designation” of this Series 2024-1 Supplement. “Series 2024-1 Class A-2-I Note Rate” means 5.765% per annum. “Series 2024-1 Class A-2-II Note Rate” means 6.237% per annum. “Series 2024-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2024-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2024-1 Class A-2 Noteholders with respect to Series 2024-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2024-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”. “Series 2024-1 Class A-2 Prepayment” has the meaning set forth in Section 2.5(e) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Make-Whole Prepayment Premium Payments) of this Series 2024-1 Supplement. “Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 2.4(b)(i) (Series 2024-1 Class A-2 Interest—Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest—Post-ARD Contingent Interest) of this Series 2024-1 Supplement. For purposes of the Base Indenture, Series 2024-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”.

“Series 2024-1 Closing Date” means June 12, 2024. For purposes of the Base Indenture, the Series 2024-1 Closing Date shall be deemed the “Series Closing Date” with respect to the Series 2024-1 Notes. “Series 2024-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes. “Series 2024-1 Ineligible Account” has the meaning set forth in Section 2.9 (Replacement of Ineligible Accounts) of this Series 2024-1 Supplement. “Series 2024-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in June 2054. For purposes of the Base Indenture, the “Series 2024-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”. “Series 2024-1 Non-Amortization Test” means a test that will be satisfied on any Quarterly Payment Date if (i) the Holdco Leverage Ratio is less than or equal to 5.00x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the “Series 2024-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”. “Series 2024-1 Note Owner” means, with respect to a Series 2024-1 Note that is a Book- Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency). “Series 2024-1 Notes” has the meaning set forth in “Designation” in this Series 2024-1 Supplement. “Series 2024-1 Prepayment” means a Series 2024-1 Class A-2 Prepayment or any other prepayment in respect of the Series 2024-1 Notes pursuant to Section 2.5(d) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Notes Mandatory Payments of Principal) and Section 2.5(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series 2024-1 Supplement. “Series 2024-1 Prepayment Amount” means the aggregate principal amount of the Series 2024-1 Class A-2 Notes to be prepaid on any Series 2024-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date. “Series 2024-1 Prepayment Date” means the date on which any prepayment on the Series 2024-1 Class A-2 Notes is made pursuant to Section 2.5(d) (Payment of Series 2024-1 Note Principal—Series 2024-1 Class A-2 Notes Mandatory Payments of Principal), Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1 Class A-2 Notes) or Section 2.5(j) (Payment of Series 2024-1 Note Principal—Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds) of this Series 2024-1 Supplement, which shall be, with respect to any Series 2024-1 Class A-2 Prepayment pursuant to Section 2.5(f) (Payment of Series 2024-1 Note Principal—Optional Prepayment of Series 2024-1

Class A-2 Notes) of this Series 2024-1 Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any other prepayment, the applicable Quarterly Payment Date. “Series 2024-1 Securities Intermediary” has the meaning set forth in Section 2.7(a) (Trustee as Securities Intermediary) of this Series 2024-1 Supplement. “Series 2024-1 Senior Notes” means the Series 2024-1 Class A-2 Notes. “Series 2024-1 Supplement” means this Series 2024-1 Supplement, dated as of the Series 2024-1 Closing Date by and among the Master Issuer, the Trustee and the Series 2024-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time. “Series 2024-1 Supplemental Definitions List” has the meaning set forth in Article I (Definitions). “Tax-Restricted Affiliate” means any Person that, directly or indirectly, owns or has any plan or intention to own (or, to its knowledge, is related, within the meaning of Treasury Regulations Section 1.752-4(b), to a Person that, directly or indirectly, owns or has any plan or intention to own) Equity Interests of the Master Issuer or the Manager unless such Person owns (or will own) such Equity Interests indirectly by way of (i) a direct or indirect Equity Interest in Holdco or (ii) the direct or indirect ownership of less than 80% of the Equity Interests of an entity that is a corporation for U.S. federal income tax purposes and that in turn owns a direct or indirect Equity Interest of the Manager. “Temporary Regulation S Global Notes” has the meaning set forth in Section 3.1(b) (Issuance of Series 2024-1 Class A-2 Notes—Temporary Regulation S Global Notes and Permanent Regulation S Global Notes) of this Series 2024-1 Supplement. “Tranche” means (i) the Series 2024-1 Class A-2-I Notes and (ii) the Series 2024-1 Class A-2-II Notes, each of which is hereby designated as a “Tranche” of the Series 2024-1 Class A-2 Notes for purposes of the Base Indenture. “U.S. Person” has the meaning set forth in Section 3.1 (Issuance of Series 2024-1 Class A- 2 Notes) of this Series 2024-1 Supplement.

A-1-1-1 EXHIBIT A-1-1 THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2024-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX- RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN

A-1-1-2 INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE, OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

A-1-1-3 REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-1-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF RULE 144A GLOBAL SERIES 2024-1 CLASS A-2-I NOTE No. R- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2024-1 5.765% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in June 2054 (the “Series 2024-1 Class A- 2-I Legal Final Maturity Date”). The Master Issuer will pay interest on this Rule 144A Global Series 2024-1 Class A-2-I Note (this “Note”) at the Series 2024-1 Class A-2-I Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in December 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding December 5, 2024 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2024-1 Class A-2-I Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

A-1-1-5 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 3.1(c) of the Series 2024-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-1-6 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-1-1-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2024-1 Class A-2-I Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-1-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2024-1 Class A-2-I Notes of the Master Issuer designated as its Series 2024-1 5.765% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2024-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2024-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2024-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2024-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2024-1 Class A-2-I Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Class A-2-I Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2-I Notes will be made pro rata to the holders of Series 2024-1 Class A-2-I Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2024-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-1-9 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2024-1 Class A-2-I Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2024-1 Class A-2-I Notes, by acceptance of a Series 2024-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2024-1 Class A-2-I Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2024-1 Class A-2-I Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2024-1 Class A-2-I Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-1-1-10 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2024-1 Class A- 2-I Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2024-1 Class A- 2-I Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2024-1 Class A-2-I Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2024-1 Class A-2-I Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2024-1 Class A-2-I Notes and upon all future holders of Series 2024-1 Class A-2-I Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2024-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-1-1-11 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-1-12 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-13 SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2024-1 CLASS A-2-I NOTE The initial principal balance of this Rule 144A Global Series 2024-1 Class A-2-I Note is $[___________]. The following exchanges of an interest in this Rule 144A Global Series 2024-1 Class A-2-I Note for an interest in a corresponding Temporary Regulation S Global Series 2024-1 Class A-2-I Note or a Permanent Regulation S Global Series 2024-1 Class A-2-I Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-1-2-1 EXHIBIT A-1-2 THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2024 -1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX- RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN

A-1-2-2 INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

A-1-2-3 REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-2-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF RULE 144A GLOBAL SERIES 2024-1 CLASS A-2-II NOTE No. R- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2024-1 6.237% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in June 2054 (the “Series 2024-1 Class A- 2-II Legal Final Maturity Date”). The Master Issuer will pay interest on this Rule 144A Global Series 2024-1 Class A-2-II Note (this “Note”) at the Series 2024-1 Class A-2-II Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in December 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding December 5, 2024 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2024-1 Class A-2-II Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

A-1-2-5 The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 3.1(c) of the Series 2024-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-2-6 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-1-2-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2024-1 Class A-2-II Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-2-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2024-1 Class A-2-II Notes of the Master Issuer designated as its Series 2024-1 6.237% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2024-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2024-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2024-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2024-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2024-1 Class A-2-II Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Class A-2-II Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2-II Notes will be made pro rata to the holders of Series 2024-1 Class A-2-II Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2024-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-2-9 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2024-1 Class A-2-II Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2024-1 Class A-2-II Notes, by acceptance of a Series 2024-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2024-1 Class A-2-II Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2024-1 Class A-2-II Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2024-1 Class A-2-II Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-1-2-10 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2024-1 Class A- 2-II Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2024-1 Class A- 2-II Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2024-1 Class A-2-II Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2024-1 Class A-2-II Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2024-1 Class A- 2-II Notes and upon all future holders of Series 2024-1 Class A-2-II Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2024-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-1-2-11 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-2-12 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-2-13 SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2024-1 CLASS A-2-II NOTE The initial principal balance of this Rule 144A Global Series 2024-1 Class A-2-II Note is $[___________]. The following exchanges of an interest in this Rule 144A Global Series 2024-1 Class A-2-II Note for an interest in a corresponding Temporary Regulation S Global Series 2024-1 Class A-2-II Note or a Permanent Regulation S Global Series 2024-1 Class A-2-II Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-1-3-1 EXHIBIT A-1-3 THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING

A-1-3-2 DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND

A-1-3-3 AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-3-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-I NOTE No. S-[__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2024-1 5.765% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in June 2054 (the “Series 2024-1 Class A- 2-I Legal Final Maturity Date”). The Master Issuer will pay interest on this Temporary Regulation S Global Series 2024-1 Class A-2-I Note (this “Note”) at the Series 2024-1 Class A-2-I Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in December 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding December 5, 2024 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2024-1 Class A-2-I Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

A-1-3-5 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 3.1(c) of the Series 2024-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-3-6 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-1-3-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2024-1 Class A-2-I Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-3-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2024-1 Class A-2-I Notes of the Master Issuer designated as its Series 2024-1 5.765% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2024-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2024-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2024-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2024-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2024-1 Class A-2-I Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Class A-2-I Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2-I Notes will be made pro rata to the holders of Series 2024-1 Class A-2-I Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2024-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-3-9 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2024-1 Class A-2-I Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2024-1 Class A-2-I Notes, by acceptance of a Series 2024-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2024-1 Class A-2-I Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2024-1 Class A-2-I Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2024-1 Class A-2-I Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-1-3-10 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2024-1 Class A- 2-I Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2024-1 Class A- 2-I Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2024-1 Class A-2-I Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2024-1 Class A-2-I Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2024-1 Class A-2-I Notes and upon all future holders of Series 2024-1 Class A-2-I Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2024-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-1-3-11 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-3-12 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-3-13 SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-I NOTE The initial principal balance of this Temporary Regulation S Global Series 2024-1 Class A-2-I Note is $[___________]. The following exchanges of an interest in this Temporary Regulation S Global Series 2024-1 Class A-2-I Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2-I Note or a Permanent Regulation S Global Series 2024-1 Class A-2-I Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-1-4-1 EXHIBIT A-1-4 THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING

A-1-4-2 DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND

A-1-4-3 AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-4-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-II NOTE No. S-[__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2024-1 6.237% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in June 2054 (the “Series 2024-1 Class A- 2-II Legal Final Maturity Date”). The Master Issuer will pay interest on this Temporary Regulation S Global Series 2024-1 Class A-2-II Note (this “Note”) at the Series 2024-1 Class A-2-II Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in December 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding December 5, 2024 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2024-1 Class A-2-II Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

A-1-4-5 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 3.1(c) of the Series 2024-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-4-6 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-1-4-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2024-1 Class A-2-II Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-4-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2024-1 Class A-2-II Notes of the Master Issuer designated as its Series 2024-1 6.237% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2024-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2024-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2024-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2024-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2024-1 Class A-2-II Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Class A-2-II Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2-II Notes will be made pro rata to the holders of Series 2024-1 Class A-2-II Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2024-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-4-9 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2024-1 Class A-2-II Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2024-1 Class A-2-II Notes, by acceptance of a Series 2024-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2024-1 Class A-2-II Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2024-1 Class A-2-II Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2024-1 Class A-2-II Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-1-4-10 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2024-1 Class A- 2-II Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2024-1 Class A- 2-II Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2024-1 Class A-2-II Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2024-1 Class A-2-II Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2024-1 Class A- 2-II Notes and upon all future holders of Series 2024-1 Class A-2-II Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non- exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2024-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-1-4-11 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-4-12 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-4-13 SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-II NOTE The initial principal balance of this Temporary Regulation S Global Series 2024-1 Class A-2-II Note is $[___________]. The following exchanges of an interest in this Temporary Regulation S Global Series 2024-1 Class A-2-II Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2-II Note or a Permanent Regulation S Global Series 2024-1 Class A-2-II Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-1-5-1 EXHIBIT A-1-5 THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-I NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING

A-1-5-2 DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

A-1-5-3 REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-5-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-I NOTE No. U- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2024-1 5.765% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-I PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in June 2054 (the “Series 2024-1 Class A- 2-I Legal Final Maturity Date”). The Master Issuer will pay interest on this Permanent Regulation S Global Series 2024-1 Class A-2-I Note (this “Note”) at the Series 2024-1 Class A-2-I Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in December 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding December 5, 2024 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2024-1 Class A-2-I Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

A-1-5-5 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 3.1(c) of the Series 2024-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-5-6 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-1-5-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2024-1 Class A-2-I Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-5-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2024-1 Class A-2-I Notes of the Master Issuer designated as its Series 2024-1 5.765% Fixed Rate Senior Secured Notes, Class A-2-I (herein called the “Series 2024-1 Class A-2-I Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2-I Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2024-1 Class A-2-I Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2024-1 Class A-2-I Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2024-1 Class A-2-I Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2024-1 Class A-2-I Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2-I Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Class A-2-I Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2-I Notes will be made pro rata to the holders of Series 2024-1 Class A-2-I Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2024-1 Class A-2-I Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2-I Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-5-9 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2024-1 Class A-2-I Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2-I Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2024-1 Class A-2-I Notes, by acceptance of a Series 2024-1 Class A-2-I Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2024-1 Class A-2-I Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2024-1 Class A-2-I Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2024-1 Class A-2-I Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-1-5-10 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2024-1 Class A- 2-I Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2024-1 Class A- 2-I Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2024-1 Class A-2-I Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2024-1 Class A-2-I Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holder of Series 2024-1 Class A-2-I Notes and upon all future holders of Series 2024-1 Class A-2-I Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2024-1 Class A-2-I Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-1-5-11 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-5-12 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-5-13 SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-I NOTE The initial principal balance of this Permanent Regulation S Global Series 2024-1 Class A-2-I Note is $[___________]. The following exchanges of an interest in this Permanent Regulation S Global Series 2024-1 Class A-2-I Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2-I Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

A-1-6-1 EXHIBIT A-1-6 THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-II NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND PLANET FITNESS MASTER ISSUER LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND WHO IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT IT IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE AND (A) IT IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES. EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING

A-1-6-2 DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR, A TAX-RESTRICTED AFFILIATE OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED INSTITUTIONAL BUYER AND NEITHER A COMPETITOR NOR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A “U.S. PERSON” AND WHO IS NOT A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR OR A TAX-RESTRICTED AFFILIATE. BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW. THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

A-1-6-3 REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

A-1-6-4 THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE. FORM OF PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-II NOTE No. U- [__] up to $[____________] SEE REVERSE FOR CERTAIN CONDITIONS CUSIP Number: [____________] ISIN Number: [____________] Common Code: [____________] PLANET FITNESS MASTER ISSUER LLC SERIES 2024-1 6.237% FIXED RATE SENIOR SECURED NOTES, CLASS A-2-II PLANET FITNESS MASTER ISSUER LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [____________] DOLLARS ($[____________]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in June 2054 (the “Series 2024-1 Class A- 2-II Legal Final Maturity Date”). The Master Issuer will pay interest on this Permanent Regulation S Global Series 2042-1 Class A-2-II Note (this “Note”) at the Series 2024-1 Class A-2-II Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing on the Quarterly Payment Date in December 2024 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding December 5, 2024 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay Series 2024-1 Class A-2-II Quarterly Post-ARD Contingent Interest on this Note at the rate set forth in the Indenture, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and

A-1-6-5 private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture. This Note is subject to mandatory and optional prepayment as set forth in the Indenture. Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 3.1(c) of the Series 2024-1 Supplement. Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Planet Fitness Master Issuer LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern. Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture. Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose. [Remainder of page intentionally left blank]

A-1-6-6 IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer. Date: PLANET FITNESS MASTER ISSUER LLC, as Master Issuer By: Name: Title:

A-1-6-7 CERTIFICATE OF AUTHENTICATION This is one of the Series 2024-1 Class A-2-II Notes issued under the within- mentioned Indenture. CITIBANK, N.A., as Trustee By: Authorized Signatory

A-1-6-8 [REVERSE OF NOTE] This Note is one of a duly authorized issue of Series 2024-1 Class A-2-II Notes of the Master Issuer designated as its Series 2024-1 6.237% Fixed Rate Senior Secured Notes, Class A-2-II (herein called the “Series 2024-1 Class A-2-II Notes”), all issued under (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. The Base Indenture and the Series 2024-1 Supplement are referred to herein collectively as the “Indenture”. The Series 2024-1 Class A-2-II Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended. The Series 2024-1 Class A-2-II Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture. The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof. As provided for in the Indenture, the Series 2024-1 Class A-2-II Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2024-1 Class A-2-II Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2024-1 Class A-2-II Make- Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2024-1 Class A-2-II Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2024-1 Class A-2-II Legal Final Maturity Date. All payments of principal of the Series 2024-1 Class A-2-II Notes will be made pro rata to the holders of Series 2024-1 Class A-2-II Notes entitled thereto. Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be. Interest and contingent interest, if any, will each accrue on the Series 2024-1 Class A-2-II Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2024-1 Class A-2-II Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

A-1-6-9 Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture. If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture. Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee. As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and the Registrar duly executed by, the holder of Series 2024-1 Class A-2-II Notes hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2024-1 Supplement, and thereupon one or more new Series 2024-1 Class A-2-II Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange. Each holder of Series 2024-1 Class A-2-II Notes, by acceptance of a Series 2024-1 Class A-2-II Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2024-1 Class A-2-II Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document. It is the intent of the Master Issuer that the Series 2024-1 Class A-2-II Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2024-1 Class A-2-II Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

A-1-6-10 The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2024-1 Class A- 2-II Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2024-1 Class A- 2-II Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2024-1 Class A-2-II Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2024-1 Class A-2-II Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holder of Series 2024-1 Class A-2- II Notes and upon all future holders of Series 2024-1 Class A-2-II Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) its acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any applicable Similar Laws). Each purchaser or transferee of this Note (or any interest herein) which is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein) shall be deemed to further represent that (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes. The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture. The Series 2024-1 Class A-2-II Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein. This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles

A-1-6-11 and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed. [Remainder of page intentionally left blank]

A-1-6-12 ASSIGNMENT Social Security or taxpayer I.D. or other identifying number of assignee: FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises. Dated: By: 1 Signature Guaranteed: 1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-6-13 SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2024-1 CLASS A-2-II NOTE The initial principal balance of this Permanent Regulation S Global Series 2024-1 Class A-2-II Note is $[___________]. The following exchanges of an interest in this Permanent Regulation S Global Series 2024-1 Class A-2-II Note for an interest in a corresponding Rule 144A Global Series 2024-1 Class A-2-II Note have been made: Date Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease Signature of Authorized Officer of Trustee or Registrar

B-1-1 EXHIBIT B-1 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window – Planet Fitness Master Issuer LLC Re: Planet Fitness Master Issuer LLC $[ ] Series 2024-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[___________] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated June 6, 2024, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor or a Tax-Restricted Affiliate. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or: 1. at the time the buy order for such Series 2024-1 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person;

B-1-2 2. no general solicitation or directed selling efforts, as defined in Rule 902 of Regulation S under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act; 3. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S; 4. the Transferee is not a U.S. person (as defined in Regulation S); 5. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be; 6. the Transferee is acquiring the Series 2024-1 Notes for its own account or the account of another person which is not a Competitor or a Tax-Restricted Affiliate, and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion; 7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2024-1 Notes; 8. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2024-1 Notes from one or more book-entry depositories; 9. the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website; 10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2024-1 Notes; 11. the Transferee is not a Competitor; 12. the Transferee is not a Tax-Restricted Affiliate; 13. (a) either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to any Similar Laws or (ii) the Transferee’s acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non- U.S. or other plan, a non-exempt violation under any applicable Similar Laws); and (b) if the

B-1-3 Transferee of this Note (or any interest herein) is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein), (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes; and 14. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-1-4 [Name of Transferee] By: Name: Title: Dated: , Registered Name (if Nominee): cc: Planet Fitness Master Issuer LLC [Address] Attention: [insert] Facsimile: [insert]

B-2-1 EXHIBIT B-2 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN RULE 144A GLOBAL NOTES TO INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES Citibank, N.A., as Trustee 480 Washington Boulevard, 16th Floor Jersey City, NJ 07310 Attention: Securities Window – Planet Fitness Master Issuer LLC Re: Planet Fitness Master Issuer LLC $[ ] Series 2024-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[___________] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated June 6, 2024, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor or a Tax-Restricted Affiliate. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

B-2-2 1. at the time the buy order for such Series 2024-1 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person; 2. no general solicitation or directed selling efforts, as defined in Rule 902 of Regulation S under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act; 3. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S; 4. the Transferee is not a U.S. person (as defined in Regulation S); 5. the Transferee is acquiring the Series 2024-1 Notes for its own account or the account of another person which is not a Competitor or a Tax-Restricted Affiliate, and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion; 6. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2024-1 Notes; 7. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2024-1 Notes from one or more book-entry depositories; 8. the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website; 9. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2024-1 Notes; 10. the Transferee understands that the Series 2024-1 Notes will bear the legend set out in the applicable form of Series 2024-1 Notes attached to the Series 2024-1 Supplement and be subject to the restrictions on transfer described in such legend; 11. the Transferee is not a Competitor; 12. the Transferee is not a Tax-Restricted Affiliate; 13. (a) either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to Similar Laws or (ii) the Transferee’s acquisition, holding and disposition of the Series 2024-1 Notes (or any

B-2-3 interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non- U.S. or other plan, a non-exempt violation under any applicable Similar Laws); and (b) if the Transferee of this Note (or any interest herein) is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein), (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes; and 14. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-2-4 [Name of Transferee] By: Name: Title: Dated: , Registered Name (if Nominee): cc: PLANET FITNESS MASTER ISSUER LLC [Address] Attention: [insert] Facsimile: [insert]

B-3-1 EXHIBIT B-3 FORM OF TRANSFER CERTIFICATE FOR TRANSFERS OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE Citibank, N.A., as Trustee 480 Washington Boulevard 16th Floor Jersey City, NJ 07310 Attention: Securities Window – Planet Fitness Master Issuer LLC Re: PLANET FITNESS MASTER ISSUER LLC $[ ] Series 2024-1 [ ]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”) Reference is hereby made to (i) the Amended and Restated Base Indenture, dated as of February 10, 2022 (such Amended and Restated Base Indenture, as amended by Supplement No. 1 to A&R Base Indenture, dated as of June 12, 2024, and as may be further amended, supplemented or modified, is herein called the “Base Indenture”), between Planet Fitness Master Issuer LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2024-1 Supplement to the Base Indenture, dated as of June 12, 2024 (the “Series 2024-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2024-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture. This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [___________]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [___________] [name of transferee] (the “Transferee”). In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum, dated June 6, 2024, relating to the Notes, (ii) pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor or a Tax-Restricted Affiliate. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

B-3-2 1. the Transferee is (a) a QIB pursuant to Rule 144A, (b) aware that any sale of the Series 2024-1 Notes to it will be made in reliance on Rule 144A and (c) acquiring such Series 2024-1 Notes for its own account or for the account of another person who is a QIB and is not a Competitor or a Tax-Restricted Affiliate, and with respect to which it exercises sole investment discretion; 2. no general solicitation or directed selling efforts, as defined in Rule 902 of Regulation S under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act; 3. the Transferee is acquiring the Series 2024-1 Notes for its own account or the account of another person which is not a Competitor or a Tax-Restricted Affiliate, and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion; 4. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2024-1 Notes; 5. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2024-1 Notes from one or more book-entry depositories; 6. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website; 7. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2024-1 Notes; 8. the Transferee is not a Competitor; 9. The Transferee is not a Tax-Restricted Affiliate; 10. (a) either (i) the Transferee is not a Plan (including, without limitation, any entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise), nor a governmental, church, non-U.S. or other plan which is subject to Similar Laws or (ii) the Transferee’s acquisition, holding and disposition of the Series 2024-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non- U.S. or other plan, a non-exempt violation under any applicable Similar Laws); and (b) if the Transferee of this Note (or any interest herein) is a Plan or is using assets of a Plan to acquire or hold this Note (or any interest herein), (i) none of the parties to this transaction has provided, and none of them will provide, any investment advice within the meaning of Section 3(21) of ERISA to it or to any Plan fiduciary in connection with the decision to invest in the Series 2024-1 Notes, and they are not otherwise acting as a fiduciary, as defined in Section 3(21) of ERISA or Section 4975(e)(3) of the Code, to the Plan or the Plan fiduciary in connection with the Plan’s acquisition

B-3-3 of any Series 2024-1 Notes by any Benefit Plan Investor (unless a statutory or administrative exemption applies (all of the applicable conditions of which are satisfied) or the transaction is not otherwise prohibited), and (ii) the Plan fiduciary is exercising its own independent judgment in evaluating the investment in the Series 2024-1 Notes; and 11. the Transferee is: ____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or ____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto. The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio. The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization. [Name of Transferee] By: Name: Title: Dated: , Registered Name (if Nominee): cc: Planet Fitness Master Issuer LLC [Address]

B-3-4 Attention: [insert] Facsimile: [insert]

EXHIBIT C FORM OF QUARTERLY NOTEHOLDERS’ REPORT [ATTACHED]

Proprietary and Confidential

Quarterly Noteholder's Report
Planet Fitness Master Issuer, LLC
Issuer

Quarterly Payment Date

Quarterly Collection Period Beginning Date
Ending Date

Trigger Events Status

Key Events / Triggers

Event Trigger	Event Status	Commenced Date
50% Cash Trapping Event (DSCR < 1.75x but ≥ 1.50x)	No	
100% Cash Trapping Event (DSCR < 1.50x)	No	
Rapid Amortization Event (Post ARD)	No	
Rapid Amortization Event (DSCR < 1.20x or Systemwide Sales <$1.25 billion)	No	
Manager Termination Event (Interest Only DSCR < 1.20x)	No	
Event of Default (DSCR Interest Only < 1.10x)	No	
Class A-1 Notes Amortization Event	No	

System Data

Franchised Stores	Domestic	International
Open Stores at Beginning of Quarterly Fiscal Period		
Store Openings During Quarterly Fiscal Period		
Store Closures During Quarterly Fiscal Period		
Store Acquired by Franchisees (purchased from the Company) During Quarterly Fiscal Period		
Store Refranchised (purchased by the Company from the Franchisees) During Quarterly Fiscal Period		
Total Open Stores at the End of Quarterly Fiscal Period		

Domestic Corporate-owned Stores	Contributed	Retained	Total
Open Stores at Beginning of Quarterly Fiscal Period			
Store Openings During Quarterly Fiscal Period			
Store Closures During Quarterly Fiscal Period			
Store Acquired by Franchisees (purchased from the Company) During Quarterly Fiscal Period			
Store Refranchised (purchased by the Company from the Franchisees) During Quarterly Fiscal Period			
Total Open Domestic Stores at the End of Quarterly Fiscal Period			

International Corporate-owned Stores	Contributed	Retained	Total
Open Stores at Beginning of Quarterly Fiscal Period			
Store Openings During Quarterly Fiscal Period			
Store Closures During Quarterly Fiscal Period			
Store Acquired by Franchisees (purchased from the Company) During Quarterly Fiscal Period			
Store Refranchised (purchased by the Company from the Franchisees) During Quarterly Fiscal Period			
Total Open International Stores at the End of Quarterly Fiscal Period			

System Wide Sales - LTM March 31, 2024
- North America Franchised
- International Franchised
- Corporate-Owned
- Total systemwide sales

Same Store Sales - YTD
- North America Franchised
- International Franchised
- Corporate-Owned
- Total systemwide sales

Collections and Retained Collections

Collections

Royalty Payments deposited into any Concentration Account	$	
Other Franchise Payments deposited into any Concentration Account	$	
Webjoin Fees, Payment Processor Rebates and Vendor Commissions deposited into any Concentration Account	$	
All Franchise Lease Payments deposited into any Concentration Account or Lease Obligations Account	$	
All amounts received under the IP License Agreements and all other license fees, including Securitized Corporate-Owned Store IP License Fees, Canadian IP License	$	
Equipment Revenue Payments deposited into any Concentration Account or Equipment Distributor Operating Account	$	
Securitized Corporate-Owned Store Collections	$	
Indemnification Amounts, Insurance/Condemnation Proceeds, and Asset Disposition Proceeds deposited into any Concentration Account or the Collection Account	$	
Series Hedge Receipts if any received	$	
Investment Income earned on amounts on deposit in the Accounts	$	
Equity contributions made to the Master Issuer directed to be deposited to any Concentration Account	$	
Payments from Franchisees or any other Person in respect of Excluded Amounts deposited in any Concentration Account or otherwise included in Collections	$	
Other payments or proceeds received with respect to the Securitized Assets	$	
Total Collections during Quarterly Collection Period	$	
PLUS: Monthly Fiscal Period Estimated Securitized Corporate-Owned Store Profits Amount	$	
PLUS: Monthly Fiscal Period Estimated Securitized Corporate-Owned Store True-Up Amount	$	
PLUS: Monthly Fiscal Period Estimated Equipment Distribution Profits Amount	$	
PLUS: Monthly Fiscal Period Estimated Equipment Distribution True-Up Amount	$	
PLUS: Net Franchisee Lease Payments for the Monthly Fiscal Period	$	
LESS: Securitized Corporate-Owned Store Collections	$	
LESS: Equipment Revenue Payments	$	
LESS: Franchise Lease Payments	$	
LESS: Excluded Amounts		
Fees and expenses paid in connection with registering, maintaining and enforcing the Securitization IP and paying third-party licensing fees	$	
Account expenses and fees paid to the banks at which the Management Accounts are held	$	
Advertising Fees (to the extent that any Advertising Fees are not paid directly to NAF by a third-party payment processor)	$	
Insurance and condemnation proceeds payable to Franchisees	$	
Amounts in respect of sales Taxes and other comparable Taxes and other amounts due and payable to a Governmental Authority	$	
Any statutory Taxes included in Collections, but required to be remitted to a Governmental Authority	$	
Amounts paid by Franchisees in respect of fees or expenses payable to unaffiliated third parties for services	$	
Amounts paid by Franchisees relating to corporate services provided by the Manager	$	
Any amounts that are held for payment or indemnification obligations owed by the Franchisor to any third party payment processor	$	
Any amounts that cannot be transferred to a Concentration Account due to applicable law	$	
Other amounts deposited into any Concentation Account account or otherwise included in Collections that are not required to be deposited into the Collection Account	$	
Total Retained Collections during Quarterly Collection Period	$	

Page 1 of 8

Proprietary and Confidential

Quarterly Noteholder's Report
Planet Fitness Master Issuer, LLC
Issuer

Quarterly Payment Date

Quarterly Collection Period — Beginning Date / Ending Date

Manager Advances During Quarterly Collection Period	$
Retained Collections Contributions in any Quarterly Collections Period (up to $7.5 million)	$
Retained Collections Contributions during past 4 Consecutive Quarterly Collections Period (up to $15 million)	$
Retained Collections Contributions since Closing Date (up to $30 million)	$

Management Fee Amount

Base Annual Management Fee	$
Annual Mgmt Fee - Variable Portion (US Fran/Ret Corp/Intl'l Fran)	$
Annual Mgmt Fee - Variable Portion (Corp Owned held by a Sec Entity)	$
Annual inflation factor	
Deal Year	
Management Fee Pre-Inflation Adjustment	$
Management Fee Post-Inflation Adjustment	$
Total Interim Management Fee Amount Paid in Quarterly Collection Period	$

Debt Service

Series 2019-1, 2022-1 and 2024-1 Debt Service Amount

Series 2022-1 Class A-1 Quarterly Interest	$
Series 2019-1 Class A-2 Quarterly Interest	$
Series 2022-1 Class A-2-I Quarterly Interest	$
Series 2022-1 Class A-2-II Quarterly Interest	$
Series 2024-1 Class A-2-I Quarterly Interest	$
Series 2024-1 Class A-2-II Quarterly Interest	$
Series 2022-1 Class A-1 Quarterly Commitment Fees	$
Series 2019-1 Class A-2 Scheduled Principal	$
Series 2022-1 Class A-2-I Scheduled Principal	$
Series 2022-1 Class A-2-II Scheduled Principal	$
Series 2024-1 Class A-2-I Scheduled Principal	$
Series 2024-1 Class A-2-II Scheduled Principal	$
Series 2019-1, 2022-1 and 2024-1 Debt Service Amount	**$**

Series 2022-1 Class A-1 Quarterly Post-ARD Contingent Interest	$
Series 2019-1 Class A-2 Quarterly Post-ARD Contingent Interest	$
Series 2022-1 Class A-2-I Quarterly Post-ARD Contingent Interest	$
Series 2022-1 Class A-2-II Quarterly Post-ARD Contingent Interest	$
Series 2024-1 Class A-2-I Quarterly Post-ARD Contingent Interest	$
Series 2024-1 Class A-2-II Quarterly Post-ARD Contingent Interest	$

Outstanding Principal Balances

Series 2022-1 Class A-1 Outstanding Principal Amount	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2022-1 L/C outstanding	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2019-1 Class A-2 Outstanding Principal Amount	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2022-1 Class A-2-I Outstanding Principal Amount	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2022-1 Class A-2-II Outstanding Principal Amount	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2024-1 Class A-2-I Outstanding Principal Amount	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$
Series 2024-1 Class A-2-II Outstanding Principal Amount	
As of Prior Quarterly Payment Date	$
As of Current Quarterly Payment Date	$

Covenants

Calculation of Holdco Leverage Ratio

Holdco Leverage Ratio - Current Quarterly Collection Period	Net Debt	Adjusted EBITDA	Leverage Ratio
Class A-2 Non-Amortization Test Threshold			
Class A-2 Non-Amortization Test Satisfied			
Master Issuer elects to stop payment of Quarterly Class A-2 Amortization			
Quarterly Class A-2 Amortization (1.0% Annual) due Next Quarterly Payment Date			

Leverage Ratios for the Three preceding Quarterly Payment Dates	Net Debt	Adjusted EBITDA	Leverage Ratio

Calculation of DSCR

Net Cash Flow for Current Quarterly Payment Date:

Retained Collections for Quarterly Collection Period	**$**
LESS: Servicing Fees, Liquidation Fees and Workout Fees paid on each Interim Period during the Quarterly Collection Period	$
Management Fees and Supplemental Management Fees paid on each Interim Period during the Quarterly Collection Period	$
Securitization Operating Expenses paid on each Interim Period during the Quarterly Collection Period	$
Class A-1 Notes Administrative Expenses paid during Quarterly Collection Period	$
Amount by which equity contributions exceeds permitted Retained Collections Contributions	$
Net Cash Flow for Current Quarterly Collection Period	**$**
Net Cash Flow for three preceding Collection Periods	$

Page 2 of 8

Proprietary and Confidential Quarterly Noteholder's Report Planet Fitness Master Issuer, LLC Issuer Quarterly Payment Date Quarterly Collection Period Beginning Date Ending Date $ $ Net Cash Flow for trailing twelve months $ Page 3 of 8

Proprietary and Confidential

Quarterly Noteholder's Report
Planet Fitness Master Issuer, LLC
Issuer

Quarterly Payment Date

Quarterly Collection Period — Beginning Date / Ending Date

Debt Service / Payments to Noteholders for Current Quarterly Payment Date

Series 2022-1 Class A-1 Quarterly Accrued Interest	$
Series 2022-1 Class A-1 Accrued Quarterly Commitment Fees	$
Series 2019-1 Class A-2 Quarterly Accrued Interest	$
Series 2022-1 Class A-2-I Quarterly Accrued Interest	$
Series 2022-1 Class A-2-II Quarterly Accrued Interest	$
Series 2024-1 Class A-2-I Quarterly Accrued Interest	$
Series 2024-1 Class A-2-II Quarterly Accrued Interest	$
Total Interest and Commitment Fees Amount	**$**
Series 2019-1 Senior Notes Scheduled Principal Amount (without giving effect to any reductions available due to satisfaction of Non-Amortization Test)	$
Series 2022-1 Senior Notes Scheduled Principal Amount (without giving effect to any reductions available due to satisfaction of Non-Amortization Test)	$
Series 2024-1 Senior Notes Scheduled Principal Amount (*without giving effect to any reductions available due to satisfaction of Non-Amortization Test*)	$
Total Quarterly Debt Service - Current Collection Period	**$**

Debt Service / Payments to Noteholders for three preceding Quarterly Payment Dates	**Interest & Commit Fees**	**Principal Payments**	**Total Debt Service**
	$		$
	$		$
	$		$
Total Debt Service / Payments to Noteholders for trailing twelve months	$		$

Debt Service Coverage Ratios for Current Quarter and Three Preceeding Quarters	**Interest Only DSCR**	**DSCR**

Potential Events

- Potential Rapid Amortization Event
- Potential Manager Termination Event

Cash Trapping Percentages

- Cash Trapping Percentage during Quarterly Collection Period
- Cash Trapping Percentage following Current Quarterly Payment Date

Cash Trap Release Amounts

Cash Trapping Release Date - 50%	
Cash Trapping Release Date - 100%	
Aggregate amount on deposit in the Cash Trap Reserve Account	
(a) Aggregate amount on deposit from periods with a Cash Trapping Percentage equal to 50%	$
(b) Aggregate amount on deposit from periods with a Cash Trapping Percentage equal to 100%	$
Cash Trapping Release Amount	$

Asset Disposition Proceeds

Aggregate Asset Disposition Proceeds as of Prior Quarterly Payment Date		$
Plus:	Additional Disposition Proceeds related to the Collateral	$
Less:	Reinvested Asset Disposition Proceeds	$
	Asset Disposition Proceeds Prepayments	$
Aggregate Disposition Proceeds as of Current Quarterly Payment Date		$

Prepayments

Amount of Class A-2 Notes to be prepaid on Quarterly Payment Date	$
Amount of Class A-2 Make-Whole Prepayment Premium	$

Other Payments

Any other payments for the benefit of any of Series of Notes	$

Extension Periods	**Commenced**	**Commencement Date**
Series 2022-1 Class A-1 renewal period	N/A	

Quarterly Allocation of Funds

Funds Available

Quarterly Collection Period	
Retained Collections during Quarterly Collection Period	$
Manager Advances	$

Triggers

- Class A-2 Non-Amortization Test
- Series 2022-1 Class A-1 Amortization Period
- Cash Trapping Percentage
- Rapid Amortization Period

Page 4 of 8

Proprietary and Confidential

Quarterly Noteholder's Report
Planet Fitness Master Issuer, LLC
Issuer

Quarterly Payment Date

Quarterly Collection Period Beginning Date
Ending Date

Quarterly Collection Period			
i		With respect to Indemnification, Asset Disposition and Insurance/Condemnation Payment Amounts (only):	
	A	Reimbursement of the Trustee, then to the Servicer for any Unreimbursed Advances	$
	B	Reimbursement of Manager Advances to the Manager	$
	C	Following Class A-1 Notes Renewal Date, to the Senior Notes Principal Payment Account to reduce Class A-1 Notes commitments	$
	D	To the Senior Notes Principal Payment Account to repay all other Senior Notes except Class A-1 Notes	
		Pro rata to the Series 2019-1 Class A-2 Notes	$
		Pro rata to the Series 2022-1 Class A-2-I Notes	$
		Pro rata to the Series 2022-1 Class A-2-II Notes	$
		Pro rata to the Series 2024-1 Class A-2-I Notes	$
		Pro rata to the Series 2024-1 Class A-2-II Notes	$
	E	To the Senior Notes Principal Payment Account	$
	F	To the Senior Subordinated Notes Principal Payment Account	$
	G	To the Subordinated Notes Principal Payment Account	$
ii	A	Reimbursement of Advances first to the Trustee, then to the Servicer for any unreimbursed Advances	$
	B	Reimbursement of Manager Advances to the Manager	$
	C	Servicing Fees, Liquidation Fees and Workout Fees to the Servicer	$
iii		Successor Manager Transition Expenses	$
iv		Interim Management Fee to the Manager	$
v		*pro rata:*	
	A	Capped Securitization Operating Expense Amount to the Securitization Operating Expense Account	$
	B	Post-Default Capped Trustee Expenses Amount to the Trustee	$
vi	A	Senior Notes Accrued Quarterly Interest Amount to the Senior Notes Interest Payment Account:	
		First, for the Series 2022-1 Class A-1 Notes	$
		Second, pro rata to the Series 2019-1 Class A-2 Notes	$
		Second, pro rata to the Series 2022-1 Class A-2-I Notes	$
		Second, pro rata to the Series 2022-1 Class A-2-II Notes	$
		Second, pro rata to the Series 2024-1 Class A-2-I Notes	$
		Second, pro rata to the Series 2024-1 Class A-2-II Notes	$
	B	Class A-1 Notes Accrued Quarterly Commitment Fee Amount to the Class A-1 Notes Commitment Fees Account	$
	C	Series Hedge Payment Amount to the Hedge Payment Account	$
vii		Capped Class A-1 Notes Administrative Expense Amount to Class A-1 Administrative Agents	$
viii		Senior Subordinated Notes Accrued Quarterly Interest Amount to the Senior Subordinated Notes Interest Payment Account	$
ix		Senior Notes Interest Reserve Account Deficit Amount to the Senior Notes Interest Reserve Account	$
x	A 1	Class A-2 Notes Accrued Scheduled Principal Payment Amount to the Senior Notes Principal Payment Account	
		Pro rata to the Series 2019-1 Class A-2 Notes	$
		Pro rata to the Series 2022-1 Class A-2-I Notes	$
		Pro rata to the Series 2022-1 Class A-2-II Notes	$
		Pro rata to the Series 2024-1 Class A-2-I Notes	$
		Pro rata to the Series 2024-1 Class A-2-II Notes	$
	2	Senior Notes Scheduled Principal Payment Deficiency Amount to the Senior Notes Principal Payment Account	
		Pro rata to the Series 2019-1 Class A-2 Notes	$
		Pro rata to the Series 2022-1 Class A-2-I Notes	$
		Pro rata to the Series 2022-1 Class A-2-II Notes	$
		Pro rata to the Series 2024-1 Class A-2-I Notes	$
		Pro rata to the Series 2024-1 Class A-2-II Notes	$
	3	Amounts that will become due under the Class A-1 NPA for the next period to the Senior Notes Principal Payment Account	$
	B	For any Series of Class A-1 Notes where the Class A-1 Notes Renewal Date has not occurred, principal due and payable	$
xi		Supplemental Management Fee (including any unpaid or accrued amounts)	$
xii		If no Rapid Amortization Event has occurred and is continuing, following a Class A-1 Notes Renewal Event, all amounts remaining on deposit in the Collection Account to the Senior Notes Principal Payment Account for the Class A-1 Notes	$
xiii		If no Rapid Amortization Event has occurred and is continuing, during a Cash Trapping Period, deposit of Cash Trapping Amount to the Cash Trap Reserve Account	$
xiv		If a Rapid Amortization Event has occurred and is continuing, all amounts remaining on deposit in the Collection Account:	
	A	To the Senior Notes Principal Payment Account for the Class A Notes:	
		First, for the Series 2022-1 Class A-1 Notes	$
		Second, pro rata to the Series 2019-1 Class A-2 Notes	$
		Second, pro rata to the Series 2022-1 Class A-2-I Notes	
		Second, pro rata to the Series 2022-1 Class A-2-II Notes	
		Second, pro rata to the Series 2024-1 Class A-2-I Notes	
		Second, pro rata to the Series 2024-1 Class A-2-II Notes	
	B	To the Senior Subordinated Notes Principal Payment Account for the Senior Subordinated Notes	$
xv		If no Rapid Amortization Event has occurred and is continuing, to the Senior Subordinated Notes Principal Payment Account:	
	A	Senior Subordinated Notes Accrued Quarterly Scheduled Principal Amount	$
	B	Senior Subordinated Notes Quarterly Scheduled Principal Deficiency Amount	$
xvi		Excess Securitization Operating Expenses Amounts to the Securitization Operating Expense Account	$
xvii		Excess Class A-1 Notes Administrative Expenses Amounts to Class A-1 Administrative Agents	$
xviii		Class A-1 Notes Other Amounts to Class A-1 Administrative Agents	$
xix		Subordinated Notes Accrued Quarterly Interest Amount to the Subordinated Notes Interest Payment Account	$
xx		If no Rapid Amortization Event has occurred and is continuing, to the Subordinated Notes Principal Payment Account, Subordinated Notes Accrued Scheduled Principal Payments Amount and Subordinated Notes Scheduled Principal Payment Deficiency Amount	$
xxi		If a Rapid Amortization Event has occurred and is continuing, all amounts remaining on deposit in the Collection Account to the Subordinated Notes Principal Payment Account for the Subordinated Notes	$
xxii		Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount to the Senior Notes Post-ARD Contingent Interest Account	
		First, for the Series 2022-1 Class A-1 Notes	$
		Second, pro rata to the Series 2019-1 Class A-2 Notes	$
		Second, pro rata to the Series 2022-1 Class A-2-I Notes	$
		Second, pro rata to the Series 2022-1 Class A-2-II Notes	$
		Second, pro rata to the Series 2024-1 Class A-2-I Notes	$
		Second, pro rata to the Series 2024-1 Class A-2-II Notes	$
xxiii		Senior Subordinated Notes Accrued Quarterly Post-ARD Contingent Interest Amount to the Senior Subordinated Notes Post-ARD Contingent Interest Account	$
xxiv		Subordinated Notes Accrued Quarterly Post-ARD Contingent Interest Amount to the Subordinated Notes Post-ARD Contingent Interest Account	$
xxv	A	Series Hedge Payment Amount constituting a termination payment to the Hedge Payment Account	$
	B	Other amounts payable to a Hedge Counterparty pursuant to Hedge Agreement to the Hedge Payment Account	$
xxvi		Any unpaid premiums and prepayment consideration	
		Pro rata Series 2019-1 Class A-2 Notes	$
		Pro rata to the Series 2022-1 Class A-2-I Notes	$
		Pro rata to the Series 2022-1 Class A-2-II Notes	
		Pro rata to the Series 2024-1 Class A-2-I Notes	$
		Pro rata to the Series 2024-1 Class A-2-II Notes	$

Page 5 of 8

Proprietary and Confidential Quarterly Noteholder's Report Planet Fitness Master Issuer, LLC Issuer Quarterly Payment Date Quarterly Collection Period Beginning Date Ending Date xxvii Any unpaid premiums and prepayment consideration to the Senior Subordinated Notes $ xxviii Any unpaid premiums and prepayment consideration to the Subordinated Notes $ xxix To make any other payments to or for the benefit of any Series of Notes as provided in the related Series Supplement; and $ xxx Residual Amount at the direction of the Master Issuer $ "Recapture" of prior period Class A-1 Interest allocations $ "Recapture" of prior period Class A-1 Commitment Fee allocations $ Transfer from Class A-1 Interest Account to Class A-1 Commitment Fee Account $ Transfer from Class A-1 Commitment Fee Account to Class A-1 Interest Account $ Page 6 of 8

Proprietary and Confidential

Quarterly Noteholder's Report
Planet Fitness Master Issuer, LLC
Issuer

Quarterly Payment Date

Quarterly Collection Period Beginning Date
Ending Date

Allocations to Series the Notes

(a)	Indemnification, Asset Disposition and Insurance/Condemnation Payments	
	Allocated to Series 2022-1 Class A-1 Notes	$
	Allocated to Series 2019-1 Class A-2 Notes	$
	Allocated to Series 2022-1 Class A-2-I Notes	$
	Allocated to Series 2022-1 Class A-2-II Notes	$
	Allocated to Series 2024-1 Class A-2-I Notes	$
	Allocated to Series 2024-1 Class A-2-II Notes	$
(b)	Senior Notes Quarterly Interest Amount	
	Allocated to Series 2022-1 Class A-1 Notes	$
	Allocated to Series 2019-1 Class A-2 Notes	$
	Allocated to Series 2022-1 Class A-2-I Notes	$
	Allocated to Series 2022-1 Class A-2-II Notes	$
	Allocated to Series 2024-1 Class A-2-I Notes	$
	Allocated to Series 2024-1 Class A-2-II Notes	$
(c)	Class A-1 Quarterly Commitment Fees	
	Series 2022-1 Class A-1 Quarterly Commitment Fees	$
(d)	Class A-1 Notes Administrative Expenses Amounts	
	Series 2022-1 Class A-1 Notes Administrative Expenses	$
(e)	Senior Notes Accrued Scheduled Principal Payments Amount	
	Allocated to Series 2019-1 Class A-2 Notes	$
	Allocated to Series 2022-1 Class A-2-I Notes	$
	Allocated to Series 2022-1 Class A-2-II Notes	$
	Allocated to Series 2024-1 Class A-2-I Notes	$
	Allocated to Series 2024-1 Class A-2-II Notes	$
(f)	Allocation of Funds for Payment of Senior Notes during Class A-1 Notes Amortization Period	
	Allocated to Series 2022-1 Class A-1 Notes	$
(g)	Cash Trapping Amount	
	Cash Trapping Amount	$
(h)	Allocation of funds for payment of principal on Senior Notes during Rapid Amortization Period	
	Allocated to Series 2022-1 Class A-1 Notes	$
	Allocated to Series 2019-1 Class A-2 Notes	$
	Allocated to Series 2022-1 Class A-2-I Notes	$
	Allocated to Series 2022-1 Class A-2-II Notes	$
	Allocated to Series 2024-1 Class A-2-I Notes	$
	Allocated to Series 2024-1 Class A-2-II Notes	$
(i)	Class A-1 Notes Other Amounts	
	Series 2022-1 Class A-1 Other Amounts	$
(j)	Senior Notes Accrued Quarterly Post-ARD Interest Amount	
	Allocated to Series 2022-1 Class A-1 Notes	$
	Allocated to Series 2019-1 Class A-2 Notes	$
	Allocated to Series 2022-1 Class A-2-I Notes	$
	Allocated to Series 2022-1 Class A-2-II Notes	$
	Allocated to Series 2024-1 Class A-2-I Notes	$
	Allocated to Series 2024-1 Class A-2-II Notes	$
(k)	Senior Notes Unpaid Premiums and Prepayment Consideration	
	Series 2019-1 A-2 Unpaid Premiums and Prepayment Consideration	$
	Series 2022-1 A-2-I Unpaid Premiums and Prepayment Consideration	$
	Series 2022-1 A-2-II Unpaid Premiums and Prepayment Consideration	$
	Series 2024-1 A-2-I Unpaid Premiums and Prepayment Consideration	$
	Series 2024-1 A-2-II Unpaid Premiums and Prepayment Consideration	$

Reserve Accounts Related to the Notes

Interest Reserve Account

Available Senior Notes Interest Reserve Account Amount at beginning of Quarterly Collection Period (including any Interest Reserve Letters of Credit)	$
Less Withdrawals / Decrease in Letter of Credit Related to:	
Account Deficit Amount related to Senior Notes Aggregate Interim Interest on a Payment Date	$
Account Deficit Amount related to Class A-1 Notes Aggregate Interim Commitment Fees on a Payment Date	$
Amount withdrawn following Rapid Amortization Event	$
Withdrawal related to reduction in Senior Notes Interest Reserve Amount	$
Plus Deposits / Increase in Letter of Credit Related to:	
Senior Notes Interest Reserve Account Deficit Amount deposited pursuant to (ix) of Priority of Payments	$
Available Interest Reserve Account Amount at end of Quarterly Collection Period (including any Interest Reserve Letters of Credit)	**$**

Cash Trap Account

Cash Trapping Amounts on deposit in Cash Trap Reserve Account at beginning of Quarterly Collection Period	$
Less Withdrawals Related to:	
Account Deficit Amount related to Senior Notes Aggregate Quarterly Interest on a Payment Date	$
Account Deficit Amount related to Class A-1 Notes Aggregate Quarterly Commitment Fees on a Payment Date	$
Cash Trapping Release Amount	$
Amount withdrawn following Rapid Amortization Event	$
Plus Deposits:	
Cash Trapping Amounts deposited pursuant to (xiii) of Priority of Payments	$
Available Cash Trapping Amounts on deposit in Cash Trap Reserve Account at end of Interim Collection Period	**$**

Working Capital Amounts

Securitized Corporate-Owned Store Working Capital Reserve Amount at beginning of Quarterly Collection Period	$
Securitized Corporate-Owned Store Working Capital Reserve Amount increase/decrease during Quarterly Collection Period	$
Securitized Corporate-Owned Store Working Capital Reserve Amount at end of Quarterly Collection Period	$
Equipment Distributor Working Capital Reserve Amount at beginning of Quarterly Collection Period	$
Equipment Distributor Working Capital Reserve Amount increase/decrease during Quarterly Collection Period	$
Equipment Distributor Working Capital Reserve Amount at end of Quarterly Collection Period	$

Page 7 of 8

Proprietary and Confidential Quarterly Noteholder's Report Planet Fitness Master Issuer, LLC Issuer Quarterly Payment Date Quarterly Collection Period Beginning Date Ending Date Manager Certification IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Manager's Certificate this PLANET FITNESS HOLDINGS, LLC as Manager on behalf of the Issuer and certain subsidiaries thereto, By: Title: Page 8 of 8